                                                              File Nos. 33-81470
                                                                        811-8624

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                    ACT OF 1933                              [X]

                            Pre-Effective Amendment No.                      [ ]


                            Post-Effective Amendment No. 8                   [X]

                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                                COMPANY ACT OF 1940                          [X]


                                 Amendment No. 9

                        (Check appropriate box or boxes)
                         FS VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)

                     First SunAmerica Life Insurance Company
                               (Name of Depositor)

                           733 Third Avenue, 4th Floor
                            New York, New York 10017
              (Address of Depositor's Principal Offices) (Zip Code)
        Depositor's Telephone Number, including Area Code: (310) 772-6000
                              Susan L. Harris, Esq.
                     First SunAmerica Life Insurance Company
                               c/o SunAmerica Inc.
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)




It is proposed that this filing will become effective:

        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
        [X] on December 29, 1999 pursuant to paragraph (b) of Rule 485
        [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

        [ ] on [               ] pursuant to paragraph (a)(1) of Rule 485.

                         FS VARIABLE ANNUITY ACCOUNT TWO

                              Cross Reference Sheet

                               PART A - PROSPECTUS
                               -------------------


Item Number in Form N-4                                  Caption
-----------------------                                  -------

1.        Cover Page.........................   Cover Page

2.        Definitions........................   Definitions

3.        Synopsis...........................   Summary; Fee Tables;
                                                Examples

4.        Condensed Financial Information....   Appendix C Condensed Financial
                                                Information-Accumulation
                                                Unit Values

5.        General Description of Registrant,
          Depositor and Portfolio Companies..   The First SunAmerican Life
                                                Insurance Company, the Separate
                                                Account and the General
                                                Account; Variable Portfolio
                                                Options; Fixed Account Options

6.       Deductions..........................   Contract Charges

7.       General Description of
            Variable Annuity Contracts.......   Description of the
                                                Contracts; Purchases,
                                                Withdrawals and
                                                Contract Value

8        Annuity Period......................   Income Phase

9        Death Benefit.......................   Description of the
                                                Contracts; Income Period

10.      Purchases and Contract Value........   Purchases, Withdrawals
                                                and Contract Value

11.      Redemptions.........................   Access To Your Money
                                                Administration

12.      Taxes...............................   Taxes

13.      Legal Proceedings...................   Other Information
                                                Legal Proceedings

14.      Table of Contents of Statement
         of Additional Information...........   Additional Information
                                                About the Separate
                                                Account

               PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in part B of the Registration Statement has been included within the prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the prospectus.


Item Number in Form N-4                                  Caption
-----------------------                                  -------

15.       Cover Page.......................     Cover Page

16.       Table of Contents................     Table of Contents

17.       General Information and History..     Description of the
                                                Company, the Separate
                                                Account and the General
                                                Account(P); Variable
                                                Portfolio Options(P);
                                                Additional Information
                                                About the Company(P)

18.      Services..........................     Contract Charges(P);
                                                Custodian(P); Financial
                                                Statements

19.      Purchase of Securities Being Offered   Purchases, Withdrawals
                                                and Contract Value(P)

20.      Underwriters.......................    Purchases, Withdrawals
                                                and Contract Value(P);
                                                Distribution of Contracts

21.      Calculation of Performance Data....    Performance Data

22.      Annuity Payments...................    Income Period(P);
                                                Annuity Unit Values;
                                                Income Payments

23.      Financial Statements...............    Depositor; Financial
                                                Statements; Registrant:
                                                Financial Statements



PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            VISTA CAPITAL ADVANTAGE

                                   PROSPECTUS
                               DECEMBER 29, 1999

                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                        FS VARIABLE ANNUITY ACCOUNT TWO

        The annuity has 11 investment choices - 5 fixed account options and 6 variable investment portfolios listed below. The 5 fixed account options include market value adjustment fixed accounts for specified periods of 1, 3, 5, 7 and 10 years. Each of the 6 variable investment portfolios invest solely in the shares of one of the following currently available underlying Funds of Mutual Fund Variable Annuity Trust:

    - International Equity                            - Asset Allocation
    - Capital Growth                                  - U.S. Government Income
    - Growth and Income                               - Money Market

Additional underlying funds may be made available in the future.

        Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Vista Capital Advantage Variable Annuity.

        To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated December 29, 1999. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears on page 29 of this prospectus. For a free copy of the SAI, call us at (800) 99NY-SUN or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

        In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by First SunAmerica.

        ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     First SunAmerica's Annual Report on Form 10-K for the year ended September 30, 1998 and its quarterly report on Form 10-Q for the quarters ended December 31, 1998, March 31, 1999, June 30, 1999 and September 30, 1999 are incorporated herein by reference. In addition, First SunAmerica filed one report on Form 8-K on January 15, 1999. This report is also incorporated herein by reference.


     All documents or reports filed by First SunAmerica under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

     First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

     First SunAmerica is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.

     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by First SunAmerica.

     First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:

      First SunAmerica Life Insurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Telephone Number: (800) 99NY-SUN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     If indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

                               TABLE OF CONTENTS


                                                              PAGE
ITEM                                                          ----
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............     2
SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION...........................................     3
DEFINITIONS.................................................     5
SUMMARY.....................................................     6
FEE TABLES..................................................     9
EXAMPLES....................................................    10
PERFORMANCE DATA............................................    11
DESCRIPTION OF FIRST SUNAMERICA, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.......................................    11
     First SunAmerica Life Insurance Company................    11
     Separate Account.......................................    12
     General Account........................................    12
VARIABLE PORTFOLIO OPTIONS..................................    12
     Voting Rights..........................................    13
     Substitution of Securities.............................    13
FIXED ACCOUNT OPTIONS.......................................    14
     Fixed Accounts.........................................    14
     Market Value Adjustment ("MVA")........................    14
CONTRACT CHARGES............................................    14
     Insurance Charges......................................    15
     Withdrawal Charges.....................................    15
     Investment Charges.....................................    15
     Contract Maintenance Fee...............................    15
     Transfer Fee...........................................    15
     Income Taxes...........................................    16
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    16
     Free Withdrawal Amount.................................    16
DESCRIPTION OF THE CONTRACTS................................    16
     Summary................................................    16
     Ownership..............................................    17
     Annuitant..............................................    17
     Modification of the Contract...........................    17
     Assignment.............................................    17
     Death Benefit..........................................    17
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    18
     Purchase Payments......................................    18
     Allocation of Purchase Payments........................    18
     Accumulation Units.....................................    19
     Free Look..............................................    19
     Transfers During the Accumulation Phase................    19
     Automatic Dollar Cost Averaging Program................    20
     Asset Allocation Rebalancing...........................    21
     Principal Advantage Program............................    21
     Withdrawals............................................    22
     Systematic Withdrawal Program..........................    22
     Minimum Contract Value.................................    23
INCOME PHASE................................................    23
     Annuity Date...........................................    23
     Income Options.........................................    23
     Transfers During the Income Phase......................    24
     Deferment of Payments..................................    24
TAXES.......................................................    25
     Annuity Contracts in General...........................    25

                                                              PAGE
ITEM                                                          ----
Tax Treatment of Distributions -- Non-Qualified Contracts...    25
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    25
     Minimum Distributions..................................    26
     Diversification........................................    26
ADMINISTRATION..............................................    26
     Year 2000..............................................    27
     Distribution of Contracts..............................    27
CUSTODIAN...................................................    28
LEGAL PROCEEDINGS...........................................    28
REGISTRATION STATEMENT......................................    28
INDEPENDENT ACCOUNTANTS.....................................    28
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....    29
APPENDIX A -- Market Value Adjustment ("MVA")...............   A-1
APPENDIX B -- Withdrawals and Withdrawal Charges............   B-1
APPENDIX C -- Condensed Financial Information...............   C-1


All financial representatives or agents that sell the contracts offered by this prospectus are required to deliver a prospectus.

--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUST -- Mutual Fund Variable Annuity Trust, an open-end management investment company.

UNDERLYING FUND(S) -- The underlying series of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This summary sets forth some of the more important points that you should know and consider before purchasing the Vista Variable Annuity. The remainder of the prospectus discusses the topics in more detail. We urge you to read it carefully and retain it, and the prospectus for the Trust, for future reference.

WHAT IS AN ANNUITY CONTRACT?

     An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

     Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss your purchase decision with your financial representative.

     The Vista Variable Annuity is a contract between you and First SunAmerica (the Company, Us, We). It is designed to help you invest on a tax deferred basis and meet long-term financial goals, such as retirement funding.

     Like most annuities, this contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the Variable Portfolios you allocate money to and/or the interest rate earned on fixed account options. During the Income Phase, you will receive income payments from your annuity. Your payments may be fixed in dollar amount, may vary with investment performance of the Variable Portfolios or be a combination of both. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     A fixed annuity earns interest at a fixed rate guaranteed by the insurance company. A variable annuity typically provides a fixed account option but also provides Variable Portfolios. The Variable Portfolios are similar to a mutual fund, but are only available through the purchase of an annuity. Most significantly, you as the contract owner bear the entire investment risk with respect to any Purchase Payments allocated to the Variable Portfolios of an annuity. This means that the value of your contract will go up and down, depending on the performance of the Variable Portfolios.

     Vista Variable Annuity is a variable annuity with five fixed account options and six Variable Portfolios.

WHAT ARE THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT?

     You may allocate money to the following Variable Portfolios of the Trust:

        - International Equity                          - Asset Allocation
        - Capital Growth                                - U.S. Government Income
        - Growth and Income                             - Money Market

     You may also allocate money to the fixed account options for periods of 1, 3, 5, 7 and 10 years. We call these time periods guarantee periods. First SunAmerica guarantees the interest rate credited to money in a fixed account option. The interest rate offered for different guarantee periods may differ from time to time, but we will never credit less than a 3% annual effective rate. Additionally, if you allocate money to a fixed account option and withdraw all or part of it prior to the end of the guarantee period, you may incur an adjustment to the value of your contract called a market value adjustment (a "MVA"). A MVA can decrease or increase the value of your contract.

     During the Accumulation Phase, you may transfer among the Variable Portfolios and/or the fixed account options. Fifteen free transfers are permitted per contract year. After that, we assess a transfer fee. A MVA may also apply in the case of a transfer from a fixed account option.

HOW MAY I ACCESS MY MONEY?

     During the Accumulation Phase, earnings may be withdrawn at any time without incurring a withdrawal charge. After the first contract year, your first withdrawal each contract year will be free of a withdrawal charge if it does not exceed the greater of: (1) earnings in your contract or (2) 10% of your Purchase Payments still subject to a withdrawal charge which have been in your contract for at least a year and not previously withdrawn. You will not get the benefit of a free withdrawal amount upon a full surrender of your contract.

     Withdrawals in excess of these limits may be assessed a withdrawal charge. Generally, withdrawals may be made from your contract in the amount of $1,000 or more. You may request withdrawals in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250. There are no withdrawal charges on that portion of your money invested for seven years or more. Additionally, we do not assess withdrawal charges upon payment of a death benefit or when you switch to the Income Phase.

CAN I EXAMINE THE CONTRACT?

     You may cancel your contract within thirty days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund an amount equal to the contract value (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. The insurance charges include: mortality and expense risk, 1.25%, and distribution expense,
 .15%. There are no insurance charges deducted from amounts allocated to the fixed account options.

     As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the Variable Portfolios, which are estimated to range from .55% to 1.10%.

     If you take money out in excess of the amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the Purchase Payments you withdraw. The percentage declines with each year the money is in the contract as follows:

---------------------------------------------------------------------------------------------
 YEAR                     1        2        3        4        5        6        7       8+
---------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE                  6%       6%       5%       4%       3%       2%       1%       0%
---------------------------------------------------------------------------------------------

     Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee will apply to each subsequent transfer.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?

     If you die during the Accumulation Phase of your contract, your Beneficiary will receive a death benefit.

     If you were less than age 70 when your contract was issued, the death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.

WHAT ARE THE AVAILABLE INCOME OPTIONS UNDER THE CONTRACT?

     You can select from one of five income options:

       (1) payments for your lifetime;

       (2) payments for your lifetime and your survivor's lifetime;

       (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;

       (4) payments for your lifetime, but for not less than 10 or 20 years; and

       (5) payments for a specified period of 3 to 30 years.

     You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

     If your contract is part of a Non-qualified retirement plan (one that is established with after-tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a Qualified retirement plan using before-tax dollars, the entire payment is taxable as income.

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS):

YEAR
One.........................................................     6%
       Two..................................................     6%
       Three................................................     5%
       Four.................................................     4%
       Five.................................................     3%
       Six..................................................     2%
       Seven................................................     1%
       Eight and later......................................     0%
ANNUAL CONTRACT MAINTENANCE FEE.............................    $30
TRANSFER FEE................................................    $25
(No transfer fee applies to the first 15 transfers in a
  contract year.)

--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.90%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGE.................................  1.40%
                                                              ====

                             ANNUAL TRUST EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
                                FOR THE TRUST'S
                      FISCAL YEAR ENDED AUGUST 31, 1999):


                                                                                                    TOTAL ANNUAL
                                       ADVISORY FEE         ADMINISTRATION FEE     OTHER EXPENSES    EXPENSES*
                                   ---------------------   ---------------------   --------------   ------------
International Equity.............           .00%                    .00%               1.10%           1.10%
Capital Growth...................           .00%                    .00%                .90%            .90%
Growth and Income................           .15%                    .00%                .75%            .90%
Asset Allocation.................           .00%                    .00%                .85%            .85%
U.S. Government Income...........           .00%                    .00%                .80%            .80%
Money Market.....................           .00%                    .00%                .55%            .55%


---------------

* Absent fee waivers or reimbursement of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: International Equity [3.0]%; Capital Growth [1.7]%; Growth and Income [1.35]%; Asset Allocation [2.0]%; U.S. Government Income [2.0]%; and Money Market [2.5]%.


           THE ABOVE EXPENSES WERE PROVIDED BY THE TRUST. THE COMPANY
               HAS NOT VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, and:

          (a) You surrender the contract at the end of the stated time period;


          (b) You do not surrender the contract.*



                                                                    TIME PERIODS
                                                      ----------------------------------------
                  PORTFOLIO                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                  ---------                           ------    -------    -------    --------
International Equity.........................  (a)     $86       $130       $166        $289
                                               (b)     $26       $ 80       $1136       $289
Capital Growth...............................  (a)     $84       $124       $156        $269
                                               (b)     $24       $ 74       $126        $269
Growth and Income............................  (a)     $84       $124       $156        $269
                                               (b)     $24       $ 74       $126        $269
Asset Allocation.............................  (a)     $83       $122       $153        $264
                                               (b)     $23       $ 72       $123        $264
U.S. Government Income.......................  (a)     $83       $121       $151        $259
                                               (b)     $23       $ 71       $121        $259
Money Market.................................  (a)     $80       $113       $138        $234
                                               (b)     $20       $ 63       $108        $234


---------------
* We do not currently assess a surrender charge upon annuitization.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract.

2. For the Underlying Funds the adviser, The Chase Manhattan Bank, has voluntarily agreed to waive fees or reimburse certain expenses, to keep annual operating expenses at the levels indicated under "Annual Trust Expenses" on the prior page. The adviser also may voluntarily waive or reimburse additional amounts to increase an Underlying Fund's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Underlying Fund is able to make such payment and remain in compliance with the foregoing expense limitations.

3. The Examples assume that no transfer fees were imposed. The contracts only sold in the state of New York, which does not assess premium taxes. Accordingly, premium taxes are not reflected.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX C --
                         CONDENSED FINANCIAL INFORMATION.

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     We advertise the Money Market Portfolio's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Portfolios other than the Money Market Portfolio. These yield figures are based upon the actual performance of the Variable Portfolio over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.

--------------------------------------------------------------------------------

             DESCRIPTION OF FIRST SUNAMERICA, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

FIRST SUNAMERICA LIFE INSURANCE COMPANY

     First SunAmerica issues the Vista Capital Advantage Annuity. When you purchase a Vista Capital Advantage Variable Annuity, a contract exists between you and First SunAmerica. First SunAmerica is a stock life insurance company organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. First SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

     First SunAmerica and its affiliates, SunAmerica Life Insurance Company, Anchor National Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Corp., Resources Trust Company and the SunAmerica Financial Network, Inc. broker-dealers, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services.

     First SunAmerica may advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of First SunAmerica's financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. These ratings do not relate to the performance of the Variable Portfolios.

SEPARATE ACCOUNT

     First SunAmerica originally established FS Variable Annuity Account Two (the "separate account") on May 24, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. First SunAmerica owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income, gains, and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of First SunAmerica.

GENERAL ACCOUNT

     Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

     The contract currently offers six variable investment Variable Portfolios. These Variable Portfolios invest in shares of the Trust. These Variable Portfolios operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The Underlying Funds are:

        - INTERNATIONAL EQUITY                          - ASSET ALLOCATION
        - CAPITAL GROWTH                                - U.S. GOVERNMENT INCOME
        - GROWTH AND INCOME                             - MONEY MARKET

     The Chase Manhattan Bank ("Chase" or the "Adviser") acts as investment adviser, administrator and custodian for the Trust. Chase Asset Management, Inc. ("CAM") is the investment subadviser to each of the Variable Portfolios except the International Equity Portfolio. Chase Asset Management (London) Limited, an English corporation ("CAM London") is the investment subadviser to the International Equity Portfolio. As investment adviser to the Underlying Funds, Chase makes investment decisions subject to policies set by the Board of Trustees of the Trust. As administrator of the Underlying Funds, Chase provides certain services including coordinating relationships with independent contractors and agents; preparing and filing of certain documents; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities. Certain of these services have been delegated to Vista Fund Distributors, Inc.

("VFD") which serves as sub-administrator to the Underlying Funds. As custodian for the Underlying Funds, Chase's responsibilities include safeguarding and controlling the Underlying Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on investments, maintaining books of original entry and other required books and accounts, and calculating daily net asset values.

     The Underlying Funds' investment objectives are as follows:

     INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation and income by investing primarily in a portfolio of marketable equity securities of issuers located throughout the world.

     CAPITAL GROWTH PORTFOLIO seeks long-term capital appreciation. This Variable Portfolio invests primarily in common stocks which are widely diversified by industry and company.

     GROWTH AND INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks and other securities which demonstrate the potential for appreciation and/or dividends.

     ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) by investing in a diversified portfolio of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. The Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the percentages of assets invested in equity and fixed income securities, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.

     U.S. GOVERNMENT INCOME PORTFOLIO seeks relatively high current income, liquidity and security of principal. This Variable Portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities. Neither the United States nor any of its agencies insures or guarantees the market value of shares of this Variable Portfolio.

     MONEY MARKET PORTFOLIO seeks high current income while preserving capital by investing in a diversified selection of money market investments.

     There is no assurance that the investment objective of any of the Underlying Funds will be met. You bear the complete investment risk for Purchase Payments allocated to a Variable Portfolio. Contract values will fluctuate in accordance with the investment performance of the Variable Portfolio(s). Additionally, contract fees and charges reduce investment return.

     You should read the prospectus for the trust carefully. The prospectus contains detailed information about the underlying funds, including more detailed information about each underlying funds' investment objective and risk factors.

VOTING RIGHTS

     First SunAmerica is the legal owner of the Trust's shares. However, when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES

     If Underlying Funds become unavailable for investment, we may be required to substitute shares of another Underlying Fund. We will seek prior approval of the SEC and give you notice before substituting shares.

--------------------------------------------------------------------------------

                             FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

FIXED ACCOUNTS

     The contract also offers fixed account options for periods of 1, 3, 5, 7 or 10 years. We call these time periods guarantee periods. All of these fixed account options pay interest at rates set and guaranteed by First SunAmerica. Interest rates may differ from time to time and are set at our sole discretion. We will never credit less than a 3% annual effective rate to any of the fixed account options. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account options. In addition, different guarantee periods offer different interest rates. Once established, the rates for specified payments do not change during the specified period.

     When a guarantee period ends, you may leave your money in the same guarantee period. You may also reallocate your money to another fixed account option or to the Variable Portfolios. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the same guarantee period where it will earn the renewal interest rate applicable at that time.

MARKET VALUE ADJUSTMENT ("MVA")

     If you take money out of the fixed account options before the end of the guarantee period, we make an adjustment to your contract (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

     We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

     Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

     Where the MVA is negative, we deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount.

     APPENDIX A shows how to calculate the MVA.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

INSURANCE CHARGES


     We deduct insurance charges of 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. These charges are deducted on a pro-rata basis from the value of your contract allocated to the Variable Portfolios. There are no insurance charges deducted against amounts allocated to the fixed account options.


     The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution we assume. If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, PAGE 16.) Additionally, earnings in your contract may be withdrawn free of withdrawal charges. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.


     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies to that Purchase Payment. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:



------------------------------------------------------------------------------------------------------
         YEAR              1         2         3         4         5         6         7         8
------------------------------------------------------------------------------------------------------
WITHDRAWAL CHARGE         6%        6%        5%        4%        3%        2%        1%        0%
------------------------------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, PAGE 25.

     APPENDIX B provides more information on withdrawals and the withdrawal charge.

INVESTMENT CHARGES

     Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Underlying Funds. THE FEE TABLES LOCATED AT PAGE 9 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Trust.

CONTRACT MAINTENANCE FEE


     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.


TRANSFER FEE

     The contract currently provides for 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 19.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     After the first full contract year, the contract provides for a free withdrawal amount on your first withdrawal of the contract year. The free withdrawal amount is the greater of (1) earnings in your contract and (2) 10% of your total Purchase Payments invested for at least one year and not yet withdrawn. Total Purchase Payments are equal to your total Purchase Payments invested in the contract less any Purchase Payments withdrawn upon which a surrender charge was paid and the amount of the surrender charge. Additionally, once a Purchase Payment is no longer subject to withdrawal charges, it is no longer included when determining total Purchase Payments.

     Upon a full surrender of your contract, to the extent you previously withdraw Purchase Payments free of a withdrawal charge under the free withdrawal provision, we will recoup the full withdrawal charge on such amounts, as if that money was still invested in the contract on the date of surrender.

     We will waive the withdrawal charge upon payment of a death benefit. Where legally permitted, the withdrawal charge may be eliminated when a contract is issued to an officer, director or employee of the Company or its affiliates.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     The Vista Variable Annuity is a Flexible Payment Deferred Annuity Contract. The contract holder is the person entitled to exercise all rights of ownership under the contract.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     If you were less than age 70 when your contract was issued, the death benefit is equal to the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.

     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 23.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 25.

--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                $2,000                  $250
--------------------------------------------------------------------
    Non-Qualified              $5,000                  $250
--------------------------------------------------------------------

     Prior Company approval is required to accept Purchase Payments greater than $1,500,000. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.

     We may refuse any Purchase Payment. In general, First SunAmerica will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 85.

ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, PAGE 12 AND FIXED ACCOUNT OPTIONS, PAGE 14.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. (SEE BELOW). The value of an Accumulation Unit will go up and down based on the performance of the Variable Portfolios.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Asset Allocation Portfolio. The value of an Accumulation Unit for the Asset Allocation Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Asset Allocation Portfolio.

     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within thirty days after receiving it and we will refund the greater of Premium Payments or contract value. First SunAmerica calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look request.

TRANSFERS DURING THE ACCUMULATION PHASE

     During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

     You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. We currently allow 15 free transfers per contract per year. A charge of $25 for each additional transfer in any contract year applies after the first 15 transfers. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, First SunAmerica would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the Underlying Funds.


     Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to certain rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We will notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.

     We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 24.

     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from the Money Market Portfolio, U.S. Government Income Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers may be monthly, quarterly, semiannually or annually. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Money Market Portfolio to the Growth and Income Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following hypothetical values:

-----------------------------------------------------------
                       ACCUMULATION            UNITS
      QUARTER           UNIT VALUE           PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     In this example, you paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

     Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The automatic asset rebalancing program addresses this situation. At your election, we periodically rebalance your investments to return your allocations to their original percentages.

     Asset rebalancing may involve shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. You request quarterly, semiannual or annual rebalancing. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the U.S. Government Income Portfolio and 50% in the Capital Growth Portfolio. Over the next calendar quarter, the U.S. Government Income Portfolio outperforms the Capital Growth Portfolio. At the end of the calendar quarter, the U.S. Government Income Portfolio now represents 60% of your holdings because it has increased in value and the Capital Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, First SunAmerica would sell some of your units in the U.S. Government Income Portfolio to bring its holdings back to 50% and use the money to buy more units in the Capital Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

     The principal advantage program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. First SunAmerica calculates how much of your Purchase Payment needs to be allocated to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program. The remaining principal is invested in the Variable Portfolio(s) of your choice.

     First SunAmerica reserves the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, First SunAmerica allocates $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 23.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, a deduction for the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGES, PAGE 15.)

     Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES ON PAGE 25.)

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. There must be at least $100 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal charge, a MVA and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. First SunAmerica reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE


     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.


     Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 25.)

INCOME OPTIONS

     Currently, this contract offers five income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE INCOME ANNUITY

     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

     This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD


     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all the guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.


     Please read the SAI for a more detailed discussion of the income options.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

     We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an IRA, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: IRAs, Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

     If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

     The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS

     Generally, the IRS requires that you begin taking annual distributions from Qualified annuity-contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. We currently waive withdrawal charges on withdrawals taken to meet minimum distribution requirements. Current operational practice is to provide a free withdrawal of the greater of the contract's maximum penalty free amount or the required minimum distribution amount for a particular contract (but not both). Failure to satisfy the minimum distribution requirement may result in a tax penalty. You should consult your tax advisor for more information.

DIVERSIFICATION

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that each underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not First SunAmerica, would be considered the owner of the shares of the Variable Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.

     During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

     During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

     It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

YEAR 2000


     The Company's parent, SunAmerica Inc., initiated its strategy to deal with the year 2000 challenge in 1997. At that time, many of the computer systems and applications upon which we relied in our daily operations were not year 2000 compliant. This means that because they historically used only two digits to identify the year in a date, they were unable to distinguish dates in the "2000s" from dates in the "1900s." SunAmerica Inc. has incurred approximately $22.5 million of programming costs to make necessary repairs of certain non-compliant systems. Additionally, SunAmerica Inc. has made expenditures of approximately $19.0 million to replace certain other non-compliant systems, which have been capitalized as software costs and will be amortized over future periods. To date, none of these costs or expenditures have been allocated to First SunAmerica. SunAmerica Inc. does not expect to incur, and the Company does not expect to be allocated, significant additional costs because the repair or replacement of substantially all systems was completed as of September 30, 1999. Further, testing of both the repaired and replaced systems was substantially completed as of September 30, 1999. Nevertheless, we will continue to test all of our computer systems and applications throughout 1999 to ensure continued compliance.



     In addition, SunAmerica Inc. distributed a year 2000 questionnaire to the third parties with which it interacts significantly. These include suppliers, distributors, facilitators, fund managers, lessors and financial institutions. The questionnaire is designed to enable SunAmerica Inc. to evaluate these third parties' year 2000 compliance plans and state of readiness and to determine the extent to which our systems and applications may be affected by the failure of others to remedy their own year 2000 issues. To date, however, SunAmerica Inc. has received only inconclusive feedback from these parties and have not independently confirmed any information received from them. Therefore, we cannot assure that these parties will complete their year 2000 conversions in a timely fashion or will not suffer a year 2000 business disruption that may adversely affect our financial condition and results of operations.



     Although SunAmerica Inc.'s efforts to remedy the year 2000 issues are expected to be complete prior to any potential disruption to our business, it is developing several contingency plans to implement in the event that the transition to the year 2000 becomes difficult.



     The above discussion contains forward-looking statements. These statements are based on SunAmerica Inc.'s current estimates, assumptions and opinions, and are subject to various uncertainties that could cause the results to differ materially from its expectations. These uncertainties include, among others, costs to be incurred, SunAmerica Inc.'s success in identifying systems and applications that are not year 2000 compliant, the nature and amount of programming required to upgrade or replace each of the affected systems and applications, the availability of qualified personnel, consultants and other resources, and the success of the year 2000 conversion efforts of significant third parties.


DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. First SunAmerica pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 6.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     Vista Fund Distributors, Inc. ("VFD"), located at 101 Park Avenue, New York, New York, 10178, serves as distributor of the Contracts. VFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers,

Inc. VFD is not affiliated with First SunAmerica or the Adviser to the Trust. No underwriting fees are paid in connection with the distribution of these contracts.

--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------

     Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, serves as the custodian of the assets of the separate account.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending legal proceedings affecting the separate account. First SunAmerica and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

--------------------------------------------------------------------------------

                             REGISTRATION STATEMENT
--------------------------------------------------------------------------------

     A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

--------------------------------------------------------------------------------

                            INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


     The consolidated financial statements of First SunAmerica as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 are included in the Statement of Additional Information. The Company changed its fiscal year end to December 31. Reflecting this change, also included in the Statement of Additional Information is an audited Transition Report of the Company reflecting the final quarter of the calendar year 1998. Financial statements of the Separate Account are also included in the Statement of Additional Information reflecting the fiscal year ended August 31, 1999. The financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

--------------------------------------------------------------------------------

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.


                                                              PAGE
                                                              ----
Performance Data............................................     1
Income Payments.............................................     3
Annuity Unit Values.........................................     3
Qualified Plans.............................................     6
Distribution of Contracts...................................    10
Financial Statements........................................    11

                                   APPENDIX A

                        MARKET VALUE ADJUSTMENT ("MVA")

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                                            (N/12)
                         [(1+I/(1+J+0.0025)]      - 1

  where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option (fractional years are rounded up to the next full year); and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

EXAMPLES OF THE MVA

     The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 2 1/2 years (30 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=30);

     (3) The accumulated value attributable to the Purchase Payment on the date of withdrawal is $14,168.20; and

     (4) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 3-year fixed account option is 4%.

                                            (N/12)
     The MVA factor is = [(1+I/(1+J+0.0025)]      - 1
                                              (30/12)
                       = [(1.05)/(1.04+.0025)]       - 1
                                   (2.5)
                       = (1.007194)     - 1
                       = 1.018083 - 1
                       = + 0.018083

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.018083) = +$72.33

$72.33 represents the MVA that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 3-year fixed investment option (2 1/2 years rounded up to the next full year) is 6%.

                                             (N/12)
     The MVA factor is = [(1+I)/(1+J+0.0025)]      - 1
                                              (30/12)
                       = [(1.05)/(1.06+.0025)]        - 1
                                   (2.5)
                       = (0.988235)     - 1
                       = 0.970847 - 1
                       = - 0.029153

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.029153) = -$116.61

$116.61 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

EXAMPLE OF FULL WITHDRAWAL WITH MVA AND WITHDRAWAL CHARGE

     Assume the same facts as in Part 2, above, except that under assumption (2) a complete withdrawal is requested with 4 1/2 years (54 months) remaining in the guarantee period (i.e., N = 54). The guarantee amount on the date of withdrawal is $12,878.13. As was the case with the Examples in Part 1, above, the earnings may be withdrawn free of withdrawal charge, leaving the initial Purchase Payment of $10,000 subject to the Charge. The applicable withdrawal charge is 2% or $200.

     EXAMPLE OF A POSITIVE MVA:

          Assume that on the date of withdrawal the current interest rate for a new guarantee period of 5 years is 4%:

                                                    N/12
          The MVA factor = [(1 + I)/(1 + J + .0025)]    -1
                                                  (54/12)
                         = [(1.05)/(1.04 + .0025)]       -1
                                     4.5
                         = (1.007194)   -1
                         = 1.032784 -1
                         = +0.032784

          The MVA is:

           ($12,878.13 - $200) X (+0.032784) = +$415.64

          And the net amount available upon surrender is:

           $12,878.13 - $200 + $415.64 = $13,093.77

     EXAMPLE OF A NEGATIVE MVA:

          Assume that on the date of withdrawal the current interest rate for a new guarantee period of 5 years is 6%:

                                                    N/12
          The MVA factor = [(1 + I)/(1 + J + .0025)]    -1
                                                  (54/12)
                         = [(1.05)/(1.06 + .0025)]       -1
                                     4.5
                         = (0.988235)   -1
                         = 0.948138 -1
                         = -0.051862

          The withdrawal charge of $200 is applied first; the MVA factor is applied against the remaining guarantee amount:

          MVA = ($12,878.13 - $200 - $30) X (-0.051862) = -$657.51

          The net amount available upon withdrawal is the guarantee amount reduced by the withdrawal charge and the MVA:

          $12,878.13 - $200 - $657.51 = $12,020.62

                                   APPENDIX B
                       WITHDRAWALS AND WITHDRAWAL CHARGES

PART 1 -- SEPARATE ACCOUNT (THE MVA DOES NOT APPLY TO THE SEPARATE ACCOUNT)

     These examples assume the following:

          (1) The initial Purchase Payment was $10,000, allocated solely to one Variable Portfolio;

          (2) The date of full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The contract value at the time of surrender or withdrawal is $12,000; and

          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:

          (1) Earnings in the Variable Portfolio ($12,000 - $10,000 = $2,000) are not subject to the withdrawal charge.

          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to a 5% withdrawal charge applicable during the 3rd contribution year.

          (3) The amount of the withdrawal charge is .05 X $10,000 = $500.

          (4) The contract administration charge is deducted from the full surrender amount. The amount of the full surrender is $12,000 - $500 - $30 = $11,470.

     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):

          (1) For the same reasons as given in Steps 1 and 2 of Example A, above, $2,000 can be withdrawn free of the withdrawal charge.

          (2) Although 10% of the Purchase Payment is available without imposition of a withdrawal charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the withdrawal charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled withdrawal charge.

          (3) The balance of the requested partial withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the withdrawal charge applicable during the 3rd contribution year (5%).

          (4) The amount of the withdrawal charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .05) = 0.95, less the amount required to complete the partial withdrawal.

          withdrawal charge = ($1,000/0.95) - $1,000
                            = $52.63

     In this example, in order for the owner to receive the amount requested ($3,000), a gross withdrawal of $3,052.63 must be processed with $52.63 representing the withdrawal charge calculated above.

     Examples C and D assume the following:

          (1) The initial Purchase Payment was $20,000, allocated solely to one Variable Portfolio;

          (2) The full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The owner's contract value at the time of surrender or withdrawal is $21,500; and

          (4) No other Purchase Payments or partial withdrawals have been made.

     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                  WITHDRAWAL CHARGE):

          (1) Earnings in the Variable Portfolio ($21,500 - $20,000 = $1,500) are not subject to the withdrawal charge.

          (2) An additional free withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the withdrawal charge, so that

          (3) The maximum partial withdrawal without withdrawal charge is the sum of the earnings and the additional free withdrawal
     ($1,500 + $500 = $2,000).

     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                  EXAMPLE C:

        (1) The owner's contract value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.

          (2) The Purchase Payment amount for calculating the withdrawal charge is the original $20,000 (additional free withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the withdrawal charge).

          (3) The amount of the withdrawal charge is .05 X $20,000 = $1,000.

          (4) The contract administration charge is deducted from the full surrender amount. The amount of the full surrender is $19,500 - $1,000 - $30 = $18,470.

                                   APPENDIX C

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


                                          INCEPTION TO    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
               PORTFOLIOS                   8/31/96         8/31/97        8/31/98        8/31/99
               ----------                 ------------    -----------    -----------    -----------
International Equity
  Beginning AUV.........................    $  10.91       $  10.92       $  11.67      $     11.22
  Ending AUV............................    $  10.92       $  11.67       $  11.22      $     13.83
  Ending Number of AUs..................      40,791         98,431        149,618          152,295
Capital Growth
  Beginning AUV.........................    $  12.26       $  13.95       $  17.51      $     14.43
  Ending AUV............................    $  13.95       $  17.51       $  14.43      $     18.58
  Ending Number of AUs..................      71,885        216,078        329,146          315,810
Growth and Income
  Beginning AUV.........................    $  12.02       $  13.07       $  17.47      $     16.29
  Ending AUV............................    $  13.07       $  17.47       $  16.29      $     19.47
  Ending Number of AUs..................     134,402        362,810        598,820          626,277
Asset Allocation
  Beginning AUV.........................    $  11.42       $  12.00       $  14.49      $     14.30
  Ending AUV............................    $  12.00       $  14.49       $  14.30      $     15.76
  Ending Number of AUs..................      50,868        109,177        201,112          246,051
U.S. Government Income
  Beginning AUV.........................    $  11.08       $  10.79       $  11.50      $     12.61
  Ending AUV............................    $  10.79       $  11.50       $  12.61      $     12.28
  Ending Number of AUs..................      20,140         54,714        205,110          205,669
Money Market
  Beginning AUV.........................    $  10.02       $  10.47       $  10.84      $     11.22
  Ending AUV............................    $  10.47       $  10.84       $  11.22      $     11.58
  Ending Number of AUs..................      48,304         61,233         43,125           83,823


---------------

AUV -- Accumulation Unit Value

AU -- Accumulation Units

--------------------------------------------------------------------------------


   Please forward a copy (without charge) of the Statement of Additional Information concerning the Vista Capital Advantage issued by First SunAmerica Life Insurance Company to:


             (Please print or type and fill in all information.)

        ---------------------------------------------------------------------
        Name

        ---------------------------------------------------------------------
        Address

        ---------------------------------------------------------------------
        City/State/Zip

        Date:  -------------------   Signed:  -------------------------------

   Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                             VISTA CAPITAL ADVANTAGE
               FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS

                         FS VARIABLE ANNUITY ACCOUNT TWO


               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY





This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated December 29, 1999, relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:


                     First SunAmerica Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299



             THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                DECEMBER 29, 1999


                                                              FSVCA-SAI (12/99)

                                TABLE OF CONTENTS


                                                                                                 PAGE
                                                                                                 ----
Performance Data ...........................................................................        1

Income Payments ...........................................................................         3

Annuity Unit Values .......................................................................         3

Taxes .....................................................................................         6

Distribution of Contracts ................................................................         10

Financial Statements .......................................................................       11

                                PERFORMANCE DATA

     Performance data for the various Variable Portfolios are computed in the manner described below.

MONEY MARKET PORTFOLIO


     The annualized current yield and the effective yield for the Money Market Portfolio for the 7-day period ended August 31, 1999 were 3.16% and 3.21%, respectively.


     Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

     Base Period Return = (EV-SV-CMF)/(SV)

     where:

     SV   = value of one Accumulation Unit at the start of a 7 day period

     EV   = value of one Accumulation Unit at the end of the 7 day period

     CMF = an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days

     The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

     The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


     The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:
                                                365/7
     Effective Yield = [(Base Period Return + 1)      - 1]


     The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

     The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

     Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return".

     The total returns of the various Variable Portfolios for periods of 1 and 3 years, and since each Variable Portfolio's inception date, are shown below, both with and without an assumed complete redemption at the end of the period.

              TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDED ON
                    AUGUST 31, 1999 (WITH/WITHOUT REDEMPTION)



 VARIABLE PORTFOLIO             1 YEAR         3 YEAR          SINCE INCEPTION
 ------------------             ------      -----------        ---------------
 International Equity**     17.08/23.08       6.58/8.03          5.55/6.48
 Capital Growth*            22.61/28.61       8.54/9.94        10.89/11.69
 Growth and Income*         13.46/19.46     12.85/14.15        12.98/13.74
 Asset Allocation**          4.12/10.12       8.01/9.42          8.15/9.02
 U.S. Government**          -8.61/-2.61       2.78/4.33          1.71/2.74



-----------------
*   Inception date is December 6, 1995
** Inception date is December 22, 1995



     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:
                n
          P(1+T)  = ERV


     where:


          P       = a hypothetical initial payment of $1,000
          T       = average annual total return
          n       = number of years


          ERV     = ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

     The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

     The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

     For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

     For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

     The value of an Annuity Unit is determined independently for each Variable Portfolio.


     The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).


     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

     For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

     The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

     (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

     (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

     The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

     ILLUSTRATIVE EXAMPLE

     Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:


                           NIF  = ($11.46/$11.44)


                                = 1.00174825

     ILLUSTRATIVE EXAMPLE


     The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
                                   (1/12)
                         1/[(1.035)       ] = 0.99713732


     In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213


     To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.



     The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are decreased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.


VARIABLE INCOME PAYMENTS

     ILLUSTRATIVE EXAMPLE

     Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

     P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

     The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:


                 Annuity Units = $630.95/$13.256932 = 47.593968


     P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 47.593968 x $13.327695 = $634.32

     The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

     Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES

GENERAL

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS



     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.


     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.


     The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."


MULTIPLE CONTRACTS

     Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year. TAX TREATMENT OF ASSIGNMENTS

     An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

QUALIFIED PLANS

     The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

     Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

     Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a)  H.R. 10 PLANS


     Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. . Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.


(b)  TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c)  INDIVIDUAL RETIREMENT ANNUITIES

     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d)  ROTH IRAS

     Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e)  CORPORATE PENSION AND PROFIT-SHARING PLANS


     Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.


(f)  DEFERRED COMPENSATION PLANS - SECTION 457


     Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.


                            DISTRIBUTION OF CONTRACTS



     Vista Fund Distributors, Inc. ("VFD"), located at 101 Park Avenue, New York, New York 10178, serves as the principal underwriter of the contracts. VFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.



     VFD has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by the Company to sell its variable annuities. Such broker/dealers will receive compensation as described in the prospectus. For the years ended August 31, 1998, 1997 and 1996, no commissions were paid to VFD as principal underwriter of the contracts.



     Contracts are offered on a continuous basis.


                              FINANCIAL STATEMENTS


     The consolidated financial statements of the Company as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 are presented in this Statement of Additional Information. The Company changed its fiscal year end to December 31. Reflecting this change, also included in this Statement of Additional Information is an audited Transition Report of the Company as of and for the three month period ending December 31, 1998. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the fixed portion of the Contracts. The financial statements of FS Variable Annuity Account Two as of August 31, 1999 and for each of the two years in the period ended August 31, 1999, are included in this Statement of Additional Information.

     PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company

     In our opinion, the accompanying balance sheet and the related income statement and statement of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company") at September 30, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     As discussed in Note 2, the financial statements for the year ended September 30, 1997 have been restated to reflect the merger of John Alden Life Insurance Company of New York ("JANY") with and into the Company. The merger was accounted for similar to a pooling of interests. The income statement for that year includes the operating results of JANY'S for the period from April 1, 1997 (the date of acquisition of JANY by SunAmerica Life Insurance Company, the direct parent of the Company) through September 30, 1997. We have audited the adjustments that were applied to restate the 1997 financial statements. In our opinion, such adjustments are appropriate and have been properly applied to the 1997 financial statements.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 1998

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                 BALANCE SHEET

                                                                      SEPTEMBER 30,
                                                             --------------------------------
                                                                  1998              1997
                                                             --------------    --------------
ASSETS
INVESTMENTS:
  Cash and short-term investments..........................  $   55,679,000    $   50,585,000
  Bonds and notes available for sale at fair value
     (amortized cost: 1998, $1,262,703,000; 1997,
     $1,459,112,000).......................................   1,303,872,000     1,499,253,000
  Mortgage loans...........................................     187,906,000       131,117,000
  Other invested assets....................................       6,859,000         9,277,000
                                                             --------------    --------------
  Total investments........................................   1,554,316,000     1,690,232,000
Variable annuity assets held in separate accounts..........     271,865,000       171,475,000
Accrued investment income..................................      19,853,000        22,243,000
Deferred acquisition costs.................................      87,074,000        96,516,000
Receivable from brokers for sales of securities............       6,601,000                --
Other assets...............................................       2,451,000         4,024,000
                                                             --------------    --------------
TOTAL ASSETS...............................................  $1,942,160,000    $1,984,490,000
                                                             ==============    ==============

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts.....................  $1,460,856,000    $1,556,656,000
  Payable to brokers for purchases of securities...........              --        12,460,000
  Income taxes currently payable...........................      10,177,000         2,236,000
  Other liabilities........................................       7,836,000        68,601,000
                                                             --------------    --------------
  Total reserves, payables and accrued liabilities.........   1,478,869,000     1,639,953,000
                                                             --------------    --------------
Variable annuity liabilities related to separate
  accounts.................................................     271,865,000       171,475,000
                                                             --------------    --------------
Deferred income taxes......................................       5,371,000         4,984,000
                                                             --------------    --------------
Shareholder's equity:
  Common Stock.............................................       3,000,000         3,000,000
  Additional paid-in capital...............................     144,428,000       144,428,000
  Retained earnings........................................      31,361,000        14,826,000
  Net unrealized gains on bonds and notes available for
     sale..................................................       7,266,000         5,824,000
                                                             --------------    --------------
  Total shareholder's equity...............................     186,055,000       168,078,000
                                                             --------------    --------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY.................  $1,942,160,000    $1,984,490,000
                                                             ==============    ==============

                            See accompanying notes.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                INCOME STATEMENT

                                                          YEARS ENDED SEPTEMBER 30,
                                                 -------------------------------------------
                                                     1998            1997           1996
                                                 ------------    ------------    -----------
Investment income..............................  $117,496,000    $ 65,559,000    $ 9,957,000
                                                 ------------    ------------    -----------
Interest expense on:
  Fixed annuity contracts......................   (80,624,000)    (45,765,000)    (7,155,000)
  Senior indebtedness..........................      (109,000)       (589,000)        (4,000)
                                                 ------------    ------------    -----------
Total interest expense.........................   (80,733,000)    (46,354,000)    (7,159,000)
                                                 ------------    ------------    -----------
NET INVESTMENT INCOME..........................    36,763,000      19,205,000      2,798,000
                                                 ------------    ------------    -----------
NET REALIZED INVESTMENT GAINS (LOSSES).........     4,690,000       5,020,000       (539,000)
                                                 ------------    ------------    -----------
Fee income:
  Variable annuity fees........................     3,607,000       1,712,000        690,000
  Surrender charges............................     4,350,000       1,809,000        221,000
                                                 ------------    ------------    -----------
TOTAL FEE INCOME...............................     7,957,000       3,521,000        911,000
                                                 ------------    ------------    -----------
GENERAL AND ADMINISTRATIVE EXPENSES............    (3,301,000)     (3,222,000)    (1,480,000)
                                                 ------------    ------------    -----------
AMORTIZATION OF DEFERRED ACQUISITION COSTS.....   (17,120,000)    (10,386,000)      (500,000)
                                                 ------------    ------------    -----------
ANNUAL COMMISSIONS.............................      (348,000)       (195,000)       (19,000)
                                                 ------------    ------------    -----------
PRETAX INCOME..................................    28,641,000      13,943,000      1,171,000
Income tax expense.............................   (12,106,000)     (5,090,000)      (448,000)
                                                 ------------    ------------    -----------
NET INCOME.....................................  $ 16,535,000    $  8,853,000    $   723,000
                                                 ============    ============    ===========

                            See accompanying notes.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF CASH FLOWS

                                                                        YEARS ENDED SEPTEMBER 30,
                                                              ---------------------------------------------
                                                                  1998            1997            1996
                                                              -------------   -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $  16,535,000   $   8,853,000   $     723,000
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Interest credited to fixed annuity contracts............     80,624,000      45,765,000       7,155,000
    Net realized investment (gains) losses..................     (4,690,000)     (5,020,000)        539,000
    Accretion of net discounts on investments...............     (1,985,000)     (1,070,000)       (343,000)
    Amortization of goodwill................................         58,000          58,000          58,000
    Provision for deferred income taxes.....................       (389,000)        401,000         740,000
  Change in:
    Deferred acquisition costs..............................      5,642,000      (4,215,000)     (5,736,000)
    Income taxes receivable/payable.........................      7,941,000       2,535,000        (322,000)
  Other, net................................................      8,472,000      (2,289,000)       (254,000)
                                                              -------------   -------------   -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    112,208,000      45,018,000       2,560,000
                                                              -------------   -------------   -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds and notes.........................................   (761,591,000)   (833,174,000)   (124,681,000)
    Mortgage loans..........................................    (82,256,000)             --              --
    Other investments, excluding short-term investments.....        (11,000)             --              --
  Sales of:
    Bonds and notes.........................................    864,763,000     561,887,000      80,440,000
    Mortgage loans..........................................             --      88,371,000              --
    Other investments, excluding short-term investments.....        494,000         140,000              --
  Redemptions and maturities of:
    Bonds and notes.........................................     81,254,000      51,600,000      11,514,000
    Mortgage loans..........................................     24,501,000      13,535,000       4,736,000
    Other investments, excluding short-term investments.....             --          99,000              --
                                                              -------------   -------------   -------------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES............    127,154,000    (117,542,000)    (27,991,000)
                                                              -------------   -------------   -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on fixed annuity contracts...............  $ 130,851,000   $ 131,711,000   $  45,417,000
  Net exchanges from the fixed accounts of variable annuity
    contracts...............................................    (47,852,000)    (22,346,000)     (4,719,000)
  Withdrawal payments on fixed annuity contracts............   (221,629,000)    (88,229,000)     (9,850,000)
  Claims and annuity payments on fixed annuity contracts....    (36,892,000)    (13,774,000)     (3,752,000)
  Capital contributions received............................             --       5,000,000              --
  Net receipts from (repayments of) other short-term
    financings..............................................    (23,970,000)     18,659,000      (1,340,000)
  Cession of non-annuity product lines......................    (34,776,000)             --              --
                                                              -------------   -------------   -------------
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES............   (234,268,000)     31,021,000      25,756,000
                                                              -------------   -------------   -------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS...............................................      5,094,000     (41,503,000)        325,000
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD......     50,585,000       6,707,000       6,382,000
CASH AND SHORT-TERM INVESTMENTS OF MERGED ENTITY AT DATE OF
  MERGER....................................................             --      85,381,000              --
                                                              -------------   -------------   -------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD............  $  55,679,000   $  50,585,000   $   6,707,000
                                                              =============   =============   =============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness.............................  $     109,000   $     589,000   $       4,000
                                                              =============   =============   =============
  Net income taxes paid.....................................  $   5,439,000   $   2,154,000   $      30,000
                                                              =============   =============   =============

                            See accompanying notes.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

 1. NATURE OF OPERATIONS

     First SunAmerica Life Insurance Company (The "Company") is a wholly-owned indirect subsidiary of SunAmerica Inc. (the "Parent"). The Company is a New York-domiciled life insurance company engaged primarily in the business of selling and administering fixed and variable annuity contracts in the state of New York.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, strengths, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

 2. BUSINESS COMBINATION

     On March 31, 1997, SunAmerica Life Insurance Company, the direct parent of the Company, completed the acquisition of all of the outstanding stock of John Alden Life Insurance Company of New York ("JANY"). On October 31, 1997, JANY was merged with and into the Company. On the date of acquisition, JANY had assets having an aggregate fair value of $1,536,179,000, composed primarily of invested assets totaling $1,403,807,000. Liabilities assumed in this acquisition totaled $1,411,179,000, including $1,363,764,000 of fixed annuity reserves. An amount equal to the excess of the purchase price over the fair value of the net assets required, amounting to $103,695,000 at September 30, 1997, is included in Deferred Acquisition Costs on the balance sheet. The acquisition was accounted for by using the purchase method of accounting and the merger by using the pooling method from the date of acquisition. The balance sheet at September 30, 1997 and the income statement and statement of cash flows for the year ended September 30, 1997 have been restated from those originally contained in the September 30, 1997 Annual Report on Form 10-K to include the assets and liabilities of JANY and the results of JANY's operations and cash flows for the six-month period from April 1, 1997 through September 30, 1997. On a pro forma (unaudited) basis, assuming the acquisition and merger had occurred on October 1, 1995, the beginning of the earliest period presented herein, revenues (net investment income, net realized investment losses and fee income) would have been $40,891,000 and $29,768,000 and net income would have been $12,434,000 and $6,710,000 for the years ended September 30, 1997 and 1996, respectively.

 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. Certain prior period amounts have been reclassified to conform with the 1998 presentation.

     The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds and notes available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds and notes are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Other invested assets include real estate, which is carried at the lower of cost or fair value, policy loans, which are carried at unpaid balances, and common stock, which is carried at fair value.

     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

     DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts.

     Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Deferred acquisition costs consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. Deferred Acquisition Costs have been decreased by $30,000,000 at September 30, 1998 and $31,200,000 at September 30, 1997 for this adjustment.

     VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

     GOODWILL: Goodwill, amounting to $705,000 at September 30, 1998, is amortized by using the straight-line method over a period of 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

     CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts are accounted for as investment- type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

     FEE INCOME: Variable annuity fees and surrender charges are recorded in income as earned.

     INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 is effective for the Company as of October 1, 1998 and is not included in these financial statements. Implementation of SFAS 130 will not have an impact on the Company's results of operations, financial condition or liquidity.

     In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 is effective for the Company as of October 1, 1999 and is not included in these financial statements. The Company has not completed its analysis of the effect of SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

 4. INVESTMENTS

     The amortized cost and estimated fair value of bonds and notes available for sale by major category follow:

                                                                         ESTIMATED
                                                       AMORTIZED            FAIR
                                                          COST             VALUE
                                                     --------------    --------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government.......  $      518,000    $      549,000
  Mortgage-backed securities.......................     454,934,000       472,557,000
  Securities of public utilities...................      81,525,000        84,711,000
  Corporate bonds and notes........................     658,674,000       677,717,000
  Other debt securities............................      67,052,000        68,338,000
                                                     --------------    --------------
          Total....................................  $1,262,703,000    $1,303,872,000
                                                     ==============    ==============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government.......  $   36,083,000    $   36,950,000
  Mortgage-backed securities.......................     487,585,000       501,683,000
  Securities of public utilities...................      50,855,000        53,018,000
  Corporate bonds and notes........................     754,322,000       775,073,000
  Other debt securities............................     130,267,000       132,529,000
                                                     --------------    --------------
          Total....................................  $1,459,112,000    $1,499,253,000
                                                     ==============    ==============

     The amortized cost and estimated fair value of bonds and notes available for sale by contractual maturity, as of September 30, 1998, follow:

                                                                         ESTIMATED
                                                       AMORTIZED            FAIR
                                                          COST             VALUE
                                                     --------------    --------------
  Due in one year or less..........................  $    8,342,000    $    8,377,000
  Due after one year through five years............     257,156,000       268,154,000
  Due after five years through ten years...........     430,780,000       440,068,000
  Due after ten years..............................     111,491,000       114,716,000
  Mortgage-backed securities.......................     454,934,000       472,557,000
                                                     --------------    --------------
          Total....................................  $1,262,703,000    $1,303,872,000
                                                     ==============    ==============

     Actual maturities of bonds and notes will differ from those shown above due to prepayments and redemptions.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

 4. INVESTMENTS (CONTINUED)
     Gross unrealized gains and losses on bonds and notes available for sale by major category follow:

                                                              GROSS         GROSS
                                                           UNREALIZED     UNREALIZED
                                                              GAINS         LOSSES
                                                           -----------   ------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government.............  $    31,000   $         --
  Mortgage-backed securities.............................   17,733,000       (110,000)
  Securities of public utilities.........................    3,562,000       (376,000)
  Corporate bonds and notes..............................   30,219,000    (11,176,000)
  Other debt securities..................................    1,297,000        (11,000)
                                                           -----------   ------------
          Total..........................................  $52,842,000   $(11,673,000)
                                                           ===========   ============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government.............  $   867,000   $         --
  Mortgage-backed securities.............................   14,176,000        (78,000)
  Securities of public utilities.........................    2,163,000             --
  Corporate bonds and notes..............................   21,181,000       (430,000)
  Other debt securities..................................    2,270,000         (8,000)
                                                           -----------   ------------
          Total..........................................  $40,657,000   $   (516,000)
                                                           ===========   ============

     Gross unrealized gains on equity securities available for sale aggregated $9,000 and $19,000 at September 30, 1998 and 1997, respectively. There were no unrealized losses at September 30, 1998 and 1997.

     Gross realized investment gains and losses on sales of investments are as follows:

                                                    YEARS ENDED SEPTEMBER 30,
                                             ---------------------------------------
                                                1998           1997          1996
                                             -----------    ----------    ----------
BONDS AND NOTES:
  Realized gains...........................  $13,067,000    $6,441,000    $1,039,000
  Realized losses..........................   (7,509,000)   (1,466,000)   (1,295,000)

MORTGAGE LOANS:
  Realized losses..........................     (289,000)      (15,000)           --

OTHER INVESTMENTS:
  Realized gains...........................       22,000       140,000            --
  Realized losses..........................     (209,000)           --      (112,000)
IMPAIRMENT WRITEDOWNS......................     (392,000)      (80,000)     (171,000)
                                             -----------    ----------    ----------
          Total net realized investment
            gains (losses).................  $ 4,690,000    $5,020,000    $ (539,000)
                                             ===========    ==========    ==========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

 4. INVESTMENTS (CONTINUED)
     The sources and related amounts of investment income are as follows:

                                                   YEARS ENDED SEPTEMBER 30,
                                           -----------------------------------------
                                               1998           1997           1996
                                           ------------    -----------    ----------
Short-term investments...................  $  2,340,000    $ 1,334,000    $  390,000
Bonds and notes..........................   100,808,000     56,253,000     9,186,000
Mortgage loans...........................    13,901,000      7,714,000       381,000
Other invested assets....................       447,000        258,000            --
                                           ------------    -----------    ----------
          Total investment income........  $117,496,000    $65,559,000    $9,957,000
                                           ============    ===========    ==========

     Expenses incurred to manage the investment portfolio amounted to $814,000 for the year ended September 30, 1998, $387,000 for the year ended September 30, 1997, and $121,000 for the year ended September 30, 1996, and are included in General and Administrative Expenses in the income statement.

     The carrying value of investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity at September 30, 1998 is as follows:

Bonds and notes:
  Mellon Bank NA...............................  $24,484,000
                                                 ===========

     At September 30, 1998, mortgage loans were collateralized by properties located in 34 states and the District of Columbia, with loans totaling approximately 16% of the aggregate carrying value of the portfolio secured by properties located in New York, approximately 15% by properties located in California, and approximately 10% by properties located in Michigan. No more than 8% of the portfolio was secured by properties in any other single state.

     At September 30, 1998, bonds and notes included $97,045,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at September 30, 1998.

     At September 30, 1998, the carrying value of investments in default as to the payment of principal or interest was $1,167,000 all of which were mortgage loans. Such nonperforming investments had an estimated fair value equal to their carrying value.

     At September 30, 1998, $518,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

 5. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

 5. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

     BONDS AND NOTES: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

     VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

     RECEIVABLE FROM (PAYABLE TO) BROKERS FOR SALES (PURCHASES) OF
SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

 5. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
     The estimated fair values of the Company's financial instruments at September 30, 1998 and 1997, compared with their respective carrying values, are as follows:

                                                        CARRYING            FAIR
                                                         VALUE             VALUE
                                                     --------------    --------------
1998:
ASSETS:
  Cash and short-term investments..................  $   55,679,000    $   55,679,000
  Bonds and notes..................................   1,303,872,000     1,303,872,000
  Mortgage loans...................................     187,906,000       194,471,000
  Variable annuity assets held in separate
     accounts......................................     271,865,000       271,865,000
  Receivable from brokers for sales of
     securities....................................       6,601,000         6,601,000
LIABILITIES:
  Reserves for fixed annuity contracts.............   1,460,856,000     1,406,853,000
  Variable annuity liabilities related to separate
     accounts......................................     271,865,000       256,623,000
                                                     ==============    ==============
1997:
ASSETS:
  Cash and short-term investments..................  $   50,585,000    $   50,585,000
  Bonds and notes..................................   1,499,253,000     1,499,253,000
  Mortgage loans...................................     131,117,000       136,648,000
  Variable annuity assets held in separate
     accounts......................................     171,475,000       171,475,000
LIABILITIES:
  Reserves for fixed annuity contracts.............   1,556,656,000     1,486,551,000
  Payable to brokers for purchases of securities...      12,460,000        12,460,000
  Variable annuity liabilities related to separate
     accounts......................................     171,475,000       163,045,000
                                                     ==============    ==============

 6. CONTINGENT LIABILITIES

     The Company is involved in various kinds of litigation common to its business. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

 7. SHAREHOLDER'S EQUITY

     The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At September 30, 1998 and 1997, 300 shares were outstanding.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

 7. SHAREHOLDER'S EQUITY (CONTINUED)
     Changes in shareholder's equity are as follows:

                                                  YEARS ENDED SEPTEMBER 30,
                                         -------------------------------------------
                                             1998            1997           1996
                                         ------------    ------------    -----------
ADDITIONAL PAID-IN CAPITAL:
  Beginning balance....................  $144,428,000    $ 14,428,000    $14,428,000
  Additional paid-in capital acquired
     as a result of the merger with
     JANY..............................            --     125,000,000             --
  Capital contributions received.......            --       5,000,000             --
                                         ------------    ------------    -----------
       Ending balance..................  $144,428,000    $144,428,000    $14,428,000
                                         ============    ============    ===========
RETAINED EARNINGS:
  Beginning balance....................  $ 14,826,000    $  5,973,000    $ 5,250,000
  Net income...........................    16,535,000       8,853,000        723,000
                                         ------------    ------------    -----------
  Ending balance.......................  $ 31,361,000    $ 14,826,000    $ 5,973,000
                                         ============    ============    ===========
NET UNREALIZED GAINS (LOSSES) ON BONDS
  AND NOTES
  AVAILABLE FOR SALE:
       Beginning balance...............  $  5,824,000    $   (181,000)   $  (860,000)
       Change in net unrealized gains
          (losses) on bonds and notes
          available for sale...........     1,018,000      40,538,000      1,145,000
       Change in adjustment to deferred
          acquisition costs............     1,200,000     (31,300,000)      (100,000)
       Tax effect of net changes.......      (776,000)     (3,233,000)      (366,000)
                                         ------------    ------------    -----------
       Ending balance..................  $  7,266,000    $  5,824,000    $  (181,000)
                                         ============    ============    ===========

     For a life insurance company domiciled in the State of New York, no dividend may be distributed to any shareholder unless notice of the domestic insurer's intention to declare such dividend and the amount have been filed with the Superintendent of Insurance not less than 30 days in advance of such proposed declaration, or if the Superintendent disapproves the distribution of the dividend within the 30-day period. No dividends were paid in fiscal years 1998, 1997 or 1996.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1998 was $15,170,000. The statutory net income for the year ended December 31, 1997 was $18,390,000 and the statutory net income for the year ended December 31, 1996 was $9,989,000. The Company's statutory capital and surplus was $94,239,000 at September 30, 1998, $83,861,000 at December 31, 1997
and $77,929,000 at December 31, 1996.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

 8. INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                                                 NET REALIZED
                                                  INVESTMENT
                                                GAINS (LOSSES)   OPERATIONS      TOTAL
                                                --------------   ----------   -----------
1998:
  Currently payable...........................    $2,711,000     $9,784,000   $12,495,000
  Deferred....................................      (515,000)       126,000      (389,000)
                                                  ----------     ----------   -----------
          Total income tax expense............    $2,196,000     $9,910,000   $12,106,000
                                                  ==========     ==========   ===========
1997:
  Currently payable...........................    $1,790,000     $2,899,000   $ 4,689,000
  Deferred....................................       (11,000)       412,000       401,000
                                                  ----------     ----------   -----------
          Total income tax expense............    $1,779,000     $3,311,000   $ 5,090,000
                                                  ==========     ==========   ===========
1996:
  Currently payable...........................    $ (121,000)    $ (171,000)  $  (292,000)
  Deferred....................................      (105,000)       845,000       740,000
                                                  ----------     ----------   -----------
          Total income tax expense............    $ (226,000)    $  674,000   $   448,000
                                                  ==========     ==========   ===========

     Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                        YEARS ENDED SEPTEMBER 30,
                                                   -----------------------------------
                                                      1998          1997        1996
                                                   -----------   ----------   --------
Amount computed at statutory rate................  $10,024,000   $4,880,000   $410,000
Increases (decreases) resulting from:
  Amortization of differences between book and
     tax bases of net assets acquired............       20,000       20,000     20,000
  State income taxes, net of federal tax
     benefit.....................................    2,042,000      200,000     25,000
  Other, net.....................................       20,000      (10,000)    (7,000)
                                                   -----------   ----------   --------
          Total income tax expense...............  $12,106,000   $5,090,000   $448,000
                                                   ===========   ==========   ========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

 8. INCOME TAXES (CONTINUED)
     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                               SEPTEMBER 30,
                                                        ----------------------------
                                                            1998            1997
                                                        ------------    ------------
DEFERRED TAX LIABILITIES:
Investments...........................................  $  1,782,000    $    891,000
Deferred acquisition costs............................    29,505,000      30,144,000
Net unrealized gains on debt and equity securities
  available for sale..................................     3,912,000       3,136,000
Other liabilities.....................................        46,000         125,000
                                                        ------------    ------------
          Total deferred tax liabilities..............    35,245,000      34,296,000
                                                        ------------    ------------
DEFERRED TAX ASSETS:
Contractholder reserves...............................   (18,535,000)    (26,202,000)
State income taxes....................................       (79,000)        (80,000)
Other assets..........................................   (11,260,000)     (3,030,000)
                                                        ------------    ------------
     Total deferred tax assets........................   (29,874,000)    (29,312,000)
                                                        ------------    ------------
     Deferred income taxes............................  $  5,371,000    $  4,984,000
                                                        ============    ============

 9. RELATED-PARTY MATTERS

     The Company pays commissions to six affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp., Spelman & Co. Inc. and Royal Alliance Associates, Inc. Commissions paid to these broker-dealers totaled $3,855,000 in 1998, $4,486,000 in 1997, and $2,646,000 in 1996. These broker-dealers represent a significant portion of the Company's business, amounting to 33.0%, 38.9% and 57.9% of premiums in 1998, 1997 and 1996, respectively. No single unaffiliated broker-dealer was responsible for more than 22% of total premiums in each of the years ended September 30, 1998, 1997, and 1996.

     The Company paid occupancy and office services expenses to Royal Alliance Associates, Inc. totaling $15,000 for the year ended September 30, 1996. The Company paid no such charges in the years ended September 30, 1998 and 1997.

     The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, whose purpose is to provide services to the Company and its affiliates. Amounts paid for such services totaled $3,877,000 for the year ended September 30, 1998, $2,454,000 for the year ended September 30, 1997 and $2,097,000 for the year ended September 30, 1996. The marketing component of such costs during these periods amounted to $1,877,000, $1,223,000 and $1,082,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of these costs are included in General and Administrative Expenses in the income statement.

     During the year ended September 30, 1998, the Company sold bonds to the Parent for cash equal to their current market value, which aggregated $2,155,000. The Company recorded a net gain of $83,000 on the transactions.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

10. SUBSEQUENT EVENTS

     On July 15, 1998, Anchor National Life Insurance Company, an affiliate of the Company, entered into a definitive agreement to acquire the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") via a 100% coinsurance transaction for approximately $130,000,000 in cash. The transaction will include approximately $2,000,000,000 of universal life reserves and $3,000,000,000 of fixed annuity reserves. The affiliate plans to reinsure a large portion of the mortality risk associated with the acquired block of universal life business. Completion of this acquisition is expected by the end of calendar year 1998 and is subject to customary conditions and required approvals. Included in this block of business is approximately $250,000,000 of individual life business and $500,000,000 of group annuity business whose contract owners are residents of New York State (the "New York Business"). Approximately six months subsequent to completion of the transaction, the New York Business will be acquired by the Company via an assumption reinsurance agreement between the Company and MBL Life, which will supersede the coinsurance agreement. The $130,000,000 purchase price will be allocated between the Company and its affiliate based on their respective assumed life insurance reserves.

     On August 20, 1998, the Company's Parent announced that it has entered into a definite agreement to merge with and into American International Group, Inc. ("AIG"). Under the terms of the agreement, each share of the Parent's common stock (including Nontransferable Class B Common Stock) will be exchanged for
 .855 shares of AIG's common stock. The transaction will be treated as a pooling of interests for accounting purposes and will be a tax-free reorganization. The transaction was approved by both the Parent's and AIG's shareholders on November 18, 1998, and, subject to various regulatory approvals, will be completed in late 1998 or early 1999.

                        Report of Independent Accountants




To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:


In our opinion, the accompanying balance sheets and the related statement of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company") at December 31, 1998, September 30, 1998 and 1997, and the results of its operations and its cash flows for the three months ended December 31, 1998 and for each of the three fiscal years in the period ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2, the financial statements for the year ended September 30, 1997 have been restated to reflect the merger of John Alden Life Insurance Company of New York ("JANY") with and into the Company. The merger was accounted for similar to a pooling of interests. The income statement for that year includes the operating results of JANY's for the period from April 1, 1997 (the date of acquisition of JANY by SunAmerica Life Insurance Company, the direct parent of the Company) through September 30, 1997. We have audited the adjustments that were applied to restate the 1997 financial statements. In our opinion, such adjustments are appropriate and have been properly applied to the 1997 financial statements.



PricewaterhouseCoopers LLP
Los Angeles, California



November 19, 1999

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                  BALANCE SHEET

                                                                               At September 30,
                                                                     ----------------------------------
                                                    December 31,
                                                       1998                1998                1997
                                                 --------------      --------------      --------------
ASSETS

Investments:
   Cash and short-term investments               $   18,466,000      $   55,679,000      $   50,585,000
   Bonds and notes available for sale,
      at fair value (amortized cost:
      December 1998, $1,293,638,000;
      September 1998, $1,262,703,000;
      September 1997, $1,459,112,000)             1,313,390,000       1,303,872,000       1,499,253,000
   Mortgage loans                                   176,737,000         187,906,000         131,117,000
   Other invested assets                              6,539,000           6,859,000           9,277,000
                                                 --------------      --------------      --------------

   Total investments                              1,515,132,000       1,554,316,000       1,690,232,000

Variable annuity assets held in separate
   accounts                                         344,619,000         271,865,000         171,475,000
Accrued investment income                            18,169,000          19,853,000          22,243,000
Deferred acquisition costs                           96,918,000          87,074,000          96,516,000
Receivable from brokers for sales of
   securities                                        30,597,000           6,661,000                --
Other assets                                          2,247,000           2,451,000           4,024,000
                                                 --------------      --------------      --------------

TOTAL ASSETS                                     $2,007,682,000      $1,942,220,000      $1,984,490,000
                                                 ==============      ==============      ==============

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts          $1,432,558,000      $1,460,856,000      $1,556,656,000
   Income taxes currently payable                    10,144,000          10,177,000           2,236,000
   Payable to brokers for purchases
      of securities                                  19,806,000              60,000          12,460,000
   Other liabilities                                 12,088,000           7,836,000          68,601,000
                                                 --------------      --------------      --------------

   Total reserves, payables
      and accrued liabilities                     1,474,596,000       1,478,929,000       1,639,953,000
                                                 --------------      --------------      --------------

Variable annuity liabilities related
   to separate accounts                             344,619,000         271,865,000         171,475,000
                                                 --------------      --------------      --------------

Deferred income taxes                                 3,792,000           5,371,000           4,984,000
                                                 --------------      --------------      --------------

Shareholder's equity:
   Common Stock                                       3,000,000           3,000,000           3,000,000
   Additional paid-in capital                       144,428,000         144,428,000         144,428,000
   Retained earnings                                 34,737,000          31,361,000          14,826,000
   Accumulated other comprehensive income             2,510,000           7,266,000           5,824,000
                                                 --------------      --------------      --------------

   Total shareholder's equity                       184,675,000         186,055,000         168,078,000
                                                 --------------      --------------      --------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $2,007,682,000      $1,942,220,000      $1,984,490,000
                                                 ==============      ==============      ==============


                             See accompanying notes

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                            Years Ended September 30,
                                         Three Months Ended    -----------------------------------------------------
                                         December 31, 1998          1998               1997                 1996
                                         -----------------     -------------       -------------       -------------
Investment income                          $  28,010,000       $ 117,496,000       $  65,559,000       $   9,957,000
                                           -------------       -------------       -------------       -------------

Interest expense on:
    Fixed annuity contracts                  (18,406,000)        (80,624,000)        (45,765,000)         (7,155,000)
    Senior indebtedness                           (1,000)           (109,000)           (589,000)             (4,000)
                                           -------------       -------------       -------------       -------------

    Total interest expense                   (18,407,000)        (80,733,000)        (46,354,000)         (7,159,000)
                                           -------------       -------------       -------------       -------------

NET INVESTMENT INCOME                          9,603,000          36,763,000          19,205,000           2,798,000
                                           -------------       -------------       -------------       -------------

NET REALIZED INVESTMENT
    GAINS (LOSSES)                               797,000           4,690,000           5,020,000            (539,000)
                                           -------------       -------------       -------------       -------------

Fee income:
    Variable annuity fees                      1,189,000           3,607,000           1,712,000             690,000
    Surrender charges                            662,000           4,350,000           1,809,000             221,000
                                           -------------       -------------       -------------       -------------

TOTAL FEE INCOME                               1,851,000           7,957,000           3,521,000             911,000
                                           -------------       -------------       -------------       -------------

GENERAL AND ADMINISTRATIVE
    EXPENSES                                  (1,548,000)         (3,301,000)         (3,222,000)         (1,480,000)
                                           -------------       -------------       -------------       -------------

AMORTIZATION OF DEFERRED
    ACQUISITION COSTS                         (5,046,000)        (17,120,000)        (10,386,000)           (500,000)
                                           -------------       -------------       -------------       -------------

ANNUAL COMMISSIONS                               (90,000)           (348,000)           (195,000)            (19,000)
                                           -------------       -------------       -------------       -------------

PRETAX INCOME                                  5,567,000          28,641,000          13,943,000           1,171,000

Income tax expense                            (2,191,000)        (12,106,000)         (5,090,000)           (448,000)
                                           -------------       -------------       -------------       -------------

NET INCOME                                     3,376,000          16,535,000           8,853,000             723,000

OTHER COMPREHENSIVE INCOME
    (LOSS), NET OF TAX:

Net unrealized gains on bonds
  and notes available for sale:
       Net unrealized gains (losses)
          on bonds and notes
          available for sale
          identified in the current
          period                              (4,094,000)          3,818,000           8,633,000             136,000
       Less reclassification
          Adjustment for net realized
          gains included in net
          income                                (662,000)         (2,376,000)         (2,628,000)            543,000
                                           -------------       -------------       -------------       -------------

OTHER COMPREHENSIVE INCOME (LOSS)             (4,756,000)          1,442,000           6,005,000             679,000
                                           -------------       -------------       -------------       -------------

COMPREHENSIVE INCOME (LOSS)                $  (1,380,000)      $  17,977,000       $  14,858,000       $   1,402,000
                                           =============       =============       =============       =============


                             See accompanying notes

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS

                                                                              Years Ended September 30,
                                           Three Months Ended   -----------------------------------------------------
                                            December 31, 1998        1998                1997                  1996
                                           ------------------   -------------       -------------       -------------
CASH FLOWS FROM OPERATING
    ACTIVITIES:
    Net income                              $   3,376,000       $  16,535,000       $   8,853,000       $     723,000
    Adjustments to reconcile
       net income to net cash
       provided by operating
       activities:
          Interest credited to
              fixed annuity contracts          18,406,000          80,624,000          45,765,000           7,155,000
          Net realized investment
              (gains)losses                      (797,000)         (4,690,000)         (5,020,000)            539,000
          Accretion of net
              Discounts on investments           (377,000)         (1,985,000)         (1,070,000)           (343,000)
          Amortization of goodwill                 14,000              58,000              58,000              58,000
          Provision for deferred
              income taxes                        981,000            (389,000)            401,000             740,000
    Change in:
       Deferred acquisition costs               4,256,000           5,642,000          (4,215,000)         (5,736,000)
       Income taxes receivable/
          payable                                 (33,000)          7,941,000           2,535,000            (322,000)
    Other, net                                 (1,945,000)          8,472,000          (2,289,000)           (254,000)
                                            -------------       -------------       -------------       -------------

NET CASH PROVIDED BY OPERATING
    ACTIVITIES                                 23,881,000         112,208,000          45,018,000           2,560,000
                                            -------------       -------------       -------------       -------------

CASH FLOWS FROM INVESTING
    ACTIVITIES:
    Purchases of:
       Bonds and notes                       (323,897,000)       (761,591,000)       (833,174,000)       (124,681,000)
       Mortgage loans                                --           (82,256,000)               --                  --
       Other investments, excluding
          short-term investments                     --               (11,000)               --                  --
    Sales of:
       Bonds and notes                        271,632,000         864,763,000         561,887,000          80,440,000
       Mortgage loans                                --                  --            88,371,000                --
       Other investments, excluding
          short-term investments                     --               494,000             140,000                --
    Redemptions and maturities of:
       Bonds and notes                         18,231,000          81,254,000          51,600,000          11,514,000
       Mortgage loans                          11,253,000          24,501,000          13,535,000           4,736,000
       Other investments, excluding
          short-term investments                  320,000                --                99,000                --
                                            -------------       -------------       -------------       -------------

NET CASH PROVIDED (USED) BY
    INVESTING ACTIVITIES                      (22,461,000)        127,154,000        (117,542,000)        (27,991,000)
                                            -------------       -------------       -------------       -------------

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                                                          Years Ended September 30,
                                      Three Months Ended     -----------------------------------------------------
                                       December 31, 1998         1998                1997                 1996
                                      ------------------     -------------       -------------       -------------
CASH FLOWS FROM FINANCING
    ACTIVITIES:
    Premium receipts on fixed
       annuity contracts                 $  19,411,000       $ 130,851,000       $ 131,711,000       $  45,417,000
    Net exchanges from the fixed
       accounts of variable annuity
       contracts                            (9,340,000)        (47,852,000)        (22,346,000)         (4,719,000)
    Withdrawal payments on fixed
       annuity contracts                   (49,744,000)       (221,629,000)        (88,229,000)         (9,850,000)
    Claims and annuity payments
       on fixed annuity contracts           (7,697,000)        (36,892,000)        (13,774,000)         (3,752,000)
    Capital contributions received                --                  --             5,000,000                --
    Net receipts from (repayments
       of) other short-term
       financings                            8,737,000         (23,970,000)         18,659,000          (1,340,000)
    Cession of non-annuity
       product lines                              --           (34,776,000)               --                  --
                                         -------------       -------------       -------------       -------------

NET CASH PROVIDED (USED) BY
    FINANCING ACTIVITIES                   (38,633,000)       (234,268,000)         31,021,000          25,756,000
                                         -------------       -------------       -------------       -------------

NET INCREASE (DECREASE) IN CASH
    AND SHORT-TERM INVESTMENTS             (37,213,000)          5,094,000         (41,503,000)            325,000

CASH AND SHORT-TERM INVESTMENTS
    AT BEGINNING OF PERIOD                  55,679,000          50,585,000           6,707,000           6,382,000

CASH AND SHORT-TERM INVESTMENTS
    OF JOHN ALDEN LIFE INSURANCE
    COMPANY OF NEW YORK AT DATE OF
    ACQUISTION                                    --                  --            85,381,000                --
                                         -------------       -------------       -------------       -------------

CASH AND SHORT-TERM INVESTMENTS
    AT END OF PERIOD                     $  18,466,000       $  55,679,000       $  50,585,000       $   6,707,000
                                         =============       =============       =============       =============

SUPPLEMENTAL CASH FLOW
    INFORMATION:

    Interest paid on indebtedness        $       1,000       $     109,000       $     589,000       $       4,000
                                         =============       =============       =============       =============

    Net income taxes paid                $        --         $   5,439,000       $   2,154,000       $      30,000
                                         =============       =============       =============       =============


                             See accompanying notes

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

         First SunAmerica Life Insurance Company (the "Company") is a New York-domiciled life insurance company engaged primarily in the business of selling and administering fixed and variable annuity contracts in the state of New York.

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, strengths, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.       BUSINESS COMBINATION

         On March 31, 1997, SunAmerica Life Insurance Company, the direct parent of the Company, completed the acquisition of all of the outstanding stock of John Alden Life Insurance Company of New York ("JANY"). On October 31, 1997, JANY was merged with and into the Company. On the date of acquisition, JANY had assets having an aggregate fair value of $1,536,179,000, composed primarily of invested assets totaling $1,403,807,000. Liabilities assumed in this acquisition totaled $1,411,179,000, including $1,363,764,000 of fixed annuity reserves. An amount equal to the excess of the purchase price over the fair value of the net assets acquired, amounting to $103,695,000 at September 30, 1997, is included in Deferred Acquisition Costs in the balance sheet. The acquisition was accounted for by using the purchase method of accounting and the merger by using the pooling method from the date of acquisition through the date of merger. The balance sheet at September 30, 1997 and the income statement and statement of cash flows for the year ended September 30, 1997 have been restated from those originally contained in the September 30, 1997 Annual Report on Form 10-K to include the assets and liabilities of JANY and the results of JANY's operations and cash flows for the six-month period from April 1, 1997 through September 30, 1997. On a pro forma (unaudited) basis, assuming the acquisition and merger had occurred on October 1,1995, the beginning of the earliest period presented herein, revenues (net investment income, net realized investment losses and fee income) would have been $40,891,000 and $29,768,000 and net income would have been $12,434,000 and $6,710,000 for the years ended September 30, 1997 and 1996, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc. On January 1, 1999, SunAmerica Inc. merged with and into American International Group, Inc. ("AIG") in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, on the date of merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Inc. ("SunAmerica").

         The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain items have been reclassified to conform to the current period's presentation.

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds and notes available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds and notes are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Other invested assets include real estate, which is carried at the lower of cost or fair value, policy loans, which are carried at unpaid balances, and common stock, which is carried at fair value.

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts.

         Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Deferred acquisition costs consist of commissions and other costs that vary with, and are

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         primarily related to, the production or acquisition of new business. As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. Deferred Acquisition Costs have been decreased by $15,900,000 at December 31, 1998, $30,000,000 at September 30, 1998 and $31,200,000 at September
         30, 1997 for this adjustment.

         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         GOODWILL: Goodwill, amounting to $691,000 at December 31, 1998, is amortized by using the straight-line method over a period of 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

         FEE INCOME: Variable annuity fees and surrender charges are recorded in income as earned.

         INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 became effective for the Company as of October 1, 1998 and is included in these financial statements. The adoption of SFAS 130 did not have an impact on the Company's results of operations, financial condition or liquidity.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 was postponed by SFAS 137, and now will be effective for the Company as of January 1, 2001 and is not included in the accompanying financial statements. The Company has not completed its analysis of the effect of SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

4.       FISCAL YEAR CHANGE

         Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the financial statements include the results of operations for the transition period, which are not necessarily indicative of operations for a full year. The financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

         Results for comparable prior period are summarized below.

                                                                 Three Months Ended
                                                                  December 31, 1997
                                                                 ------------------
         Investment income                                           $29,882,000

         Net investment income                                         8,547,000

         Net realized investment gains                                 2,075,000

         Total fee income                                              1,653,000

         Pretax income                                                 7,193,000

         Net income                                                    4,274,000

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.       INVESTMENTS

         The amortized cost and estimated fair value of bonds and notes available for sale by major category follow:

                                                                     Estimated
                                              Amortized                Fair
                                                Cost                   Value
                                            --------------        --------------
AT DECEMBER 31, 1998:

Securities of the United States
    Government                              $   10,230,000        $   10,263,000
Mortgage-backed securities                     534,759,000           546,409,000
Securities of public utilities                  78,396,000            80,442,000
Corporate bonds and notes                      567,624,000           573,599,000
Other debt securities                          102,629,000           102,677,000
                                            --------------        --------------

    Total                                   $1,293,638,000        $1,313,390,000
                                            ==============        ==============

AT SEPTEMBER 30, 1998:

Securities of the United States
    Government                              $      518,000        $      549,000
Mortgage-backed securities                     454,934,000           472,557,000
Securities of public utilities                  81,525,000            84,711,000
Corporate bonds and notes                      658,674,000           677,717,000
Other debt securities                           67,052,000            68,338,000
                                            --------------        --------------

    Total                                   $1,262,703,000        $1,303,872,000
                                            ==============        ==============

AT SEPTEMBER 30, 1997:

Securities of the United States
    Government                              $   36,083,000        $   36,950,000
Mortgage-backed securities                     487,585,000           501,683,000
Securities of public utilities                  50,855,000            53,018,000
Corporate bonds and notes                      754,322,000           775,073,000
Other debt securities                          130,267,000           132,529,000
                                            --------------        --------------

    Total                                   $1,459,112,000        $1,499,253,000
                                            ==============        ==============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         The amortized cost and estimated fair value of bonds and notes available for sale by contractual maturity, as of December 31, 1998, follow:

                                                                      Estimated
                                                 Amortized              Fair
                                                   Cost                Value
                                              --------------      --------------
Due in one year or less                       $   14,462,000      $   14,611,000
Due after one year through five years            265,297,000         272,005,000
Due after five years through ten years           379,066,000         380,664,000
Due after ten years                              100,054,000          99,701,000
Mortgage-backed securities                       534,759,000         546,409,000
                                              --------------      --------------

    Total                                     $1,293,638,000      $1,313,390,000
                                              ==============      ==============

         Actual maturities of bonds and notes will differ from those shown above due to prepayments and redemptions. Gross unrealized gains and losses on bonds and notes available for sale by major category follow:

                                                  Gross               Gross
                                                Unrealized          Unrealized
                                                  Gains               Losses
                                               ------------        ------------
AT DECEMBER 31, 1998:

Securities of the United States
    Government                                 $     35,000        $     (2,000)
Mortgage-backed securities                       13,104,000          (1,454,000)
Securities of public utilities                    2,585,000            (539,000)
Corporate bonds and notes                        18,093,000         (12,118,000)
Other debt securities                               748,000            (700,000)

                                               ------------        ------------

    Total                                      $ 34,565,000        $(14,813,000)
                                               ============        ============

AT SEPTEMBER 30, 1998:

Securities of the United States
    Government                                 $     31,000        $       --
Mortgage-backed securities                       17,733,000            (110,000)
Securities of public utilities                    3,562,000            (376,000)
Corporate bonds and notes                        30,219,000         (11,176,000)
Other debt securities                             1,297,000             (11,000)
                                               ------------        ------------

    Total                                      $ 52,842,000        $(11,673,000)
                                               ============        ============

AT SEPTEMBER 30, 1997:

Securities of the United States
    Government                                 $    867,000        $       --
Mortgage-backed securities                       14,176,000             (78,000)
Securities of public utilities                    2,163,000                --
Corporate bonds and notes                        21,181,000            (430,000)
Other debt securities                             2,270,000              (8,000)
                                               ------------        ------------

    Total                                      $ 40,657,000        $   (516,000)
                                               ============        ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         Gross unrealized gains on equity securities available for sale aggregated $9,000 at December 31, 1998 and September 30, 1998 and $19,000 at September 30, 1997. There were no gross unrealized losses at December 31, 1998, September 30, 1998 and September 30, 1997.

         Gross realized investment gains and losses on sales of investments are as follows:

                                                           Years Ended September 30,
                          Three Months Ended    --------------------------------------------------
                           December 31, 1998        1998               1997               1996
                          ------------------    ------------       ------------       ------------
BONDS AND NOTES:
    Realized gains           $  4,290,000       $ 13,067,000       $  6,441,000       $  1,039,000
    Realized losses            (1,843,000)        (7,509,000)        (1,466,000)        (1,295,000)

MORTGAGE LOANS:
    Realized losses                  --             (289,000)           (15,000)              --

OTHER INVESTMENTS:
    Realized gains                   --               22,000            140,000               --
    Realized losses                  --             (209,000)              --             (112,000)

IMPAIRMENT WRITEDOWNS          (1,650,000)          (392,000)           (80,000)          (171,000)
                             ------------       ------------       ------------       ------------

    Total net realized
       investment gains
       (losses)              $    797,000       $  4,690,000       $  5,020,000       $   (539,000)
                             ============       ============       ============       ============

The sources and related amounts of investment income are as follows:

                                                              Years Ended September 30,
                              Three Months Ended   ------------------------------------------------
                               December 31, 1998       1998              1997              1996
                              ------------------   ------------      ------------      ------------
Short-term investments           $  1,122,000      $  2,340,000         1,334,000      $    390,000
Bonds and notes                    22,811,000       100,808,000        56,253,000         9,186,000
Mortgage loans                      3,980,000        13,901,000         7,714,000           381,000
Other invested assets                  97,000           447,000           258,000              --
                                 ------------      ------------      ------------      ------------

    Total investment income      $ 28,010,000      $117,496,000      $ 65,559,000      $  9,957,000
                                 ============      ============      ============      ============

         Expenses incurred to manage the investment portfolio amounted to $218,000 for the three months ended December 31, 1998, $814,000 for the year ended September 30, 1998, $387,000 for the year ended September 30, 1997, and $121,000 for the year ended September 30, 1996, and are included in General and Administrative Expenses in the income statement.

         At December 31, 1998, there were no investments in any one entity or its affiliates that exceeded 10% of the Company's shareholders equity.

         At December 31, 1998, mortgage loans were collateralized by properties located in 34 states and the District of Columbia, with loans totaling approximately 17% of the aggregate carrying value of the portfolio secured by properties located in New York, approximately 16% by properties located in California, 11% by properties located in Michigan and no more than 9% of the portfolio was secured by properties in any other single state.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         At December 31, 1998, bonds and notes included $103,041,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 1998.

         At December 31, 1998, the carrying value of investments in default as to the payment of principal or interest was $4,961,000. Such nonperforming investments had an estimated fair value equal to their carrying value.

         At December 31, 1998, $518,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS AND NOTES: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

         RECEIVABLE FROM (PAYABLE TO) BROKERS FOR SALES (PURCHASES) OF
         SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

         The estimated fair values of the Company's financial instruments at December 31, 1998, September 30, 1998 and 1997, compared with their respective carrying values, are as follows:

                                                 Carrying               Fair
                                                   Value               Value
                                              --------------      --------------
DECEMBER 31, 1998:

ASSETS:
    Cash and short-term investments           $   18,466,000      $   18,466,000
    Bonds and notes                            1,313,390,000       1,313,390,000
    Mortgage loans                               176,737,000         182,013,000
    Variable annuity assets held in
       separate accounts                         344,619,000         344,619,000
    Receivable from brokers for sales
       of securities                              30,597,000          30,597,000

LIABILITIES:
    Reserves for fixed annuity contracts       1,432,558,000       1,382,574,000
    Variable annuity liabilities related
       to separate accounts                      344,619,000         328,064,000
    Payable to brokers for purchase of
       securities                                 19,806,000          19,806,000
                                              ==============      ==============

SEPTEMBER 30, 1998:

ASSETS:
    Cash and short-term investments           $   55,679,000      $   55,679,000
    Bonds and notes                            1,303,872,000       1,303,872,000
    Mortgage loans                               187,906,000         194,471,000
    Variable annuity assets held in
       separate accounts                         271,865,000         271,865,000
    Receivable from brokers for
       sales of securities                         6,661,000           6,661,000

LIABILITIES:
    Reserves for fixed annuity
       contracts                               1,460,856,000       1,406,853,000
    Variable annuity liabilities
       related to separate accounts              271,865,000         256,623,000
    Payable to brokers for purchase of
       securities                                     60,000              60,000
                                              ==============      ==============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                               Carrying               Fair
                                                 Value                Value
                                            --------------      --------------
SEPTEMBER 30, 1997:

ASSETS:
    Cash and short-term investments         $   50,585,000      $   50,585,000
    Bonds and notes                          1,499,253,000       1,499,253,000
    Mortgage loans                             131,117,000         136,648,000
    Variable annuity assets held in
       separate accounts                       171,475,000         171,475,000

LIABILITIES:
    Reserves for fixed annuity
       contracts                             1,556,656,000       1,486,551,000
    Variable annuity liabilities
       related to separate accounts            171,475,000         163,045,000
    Payable to brokers for purchase of
       securities                               12,460,000          12,460,000
                                            ==============      ==============

7.       COMMITMENTS AND CONTINGENT LIABILITIES

         In the ordinary course of business, the Company has entered into funding commitments to purchase approximately $11,700,000 of asset-backed securities at December 31, 1998. The commitments ultimately expire in 2008 and, if funded, the purchases will be made at various prices based on spreads of 175 basis points over the three month LIBOR rate at the date of purchase.

         The Company is involved in various kinds of litigation common to its business. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations, or cash flows.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

8.       SHAREHOLDER'S EQUITY

         The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 1998 and September 30, 1998, 300 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                                                    Years Ended September 30,
                                Three Months Ended     -----------------------------------------------------
                                 December 31, 1998         1998                 1997               1996
                                ------------------     -------------       -------------       -------------
ADDITIONAL PAID-IN CAPITAL:
    Beginning balances             $ 144,428,000       $ 144,428,000       $  14,428,000       $  14,428,000
    Additional paid-in
       capital acquired as
       a result of the
       merger with JANY                     --                  --           125,000,000                --
    Capital contributions
       received                             --                  --             5,000,000                --
                                   -------------       -------------       -------------       -------------

       Ending balances             $ 144,428,000       $ 144,428,000       $ 144,428,000       $  14,428,000
                                   =============       =============       =============       =============

RETAINED EARNINGS:
    Beginning balances             $  31,361,000       $  14,826,000       $   5,973,000       $   5,250,000
    Net income                         3,376,000          16,535,000           8,853,000             723,000
                                   -------------       -------------       -------------       -------------

    Ending balances                $  34,737,000       $  31,361,000       $  14,826,000       $   5,973,000
                                   =============       =============       =============       =============

ACCUMULATED OTHER
    COMPREHENSIVE INCOME
    (LOSS):
       Beginning balances          $   7,266,000       $   5,824,000       $    (181,000)      $    (860,000)
       Change in net
          Unrealized gains
          (losses) on bonds
          and notes available
          for sale                   (21,416,000)          1,018,000          40,538,000           1,145,000
       Change in adjustment
          to deferred
          acquisition costs           14,100,000           1,200,000         (31,300,000)           (100,000)
       Tax effects of net
          Changes                      2,560,000            (776,000)         (3,233,000)           (366,000)
                                   -------------       -------------       -------------       -------------

       Ending balances             $   2,510,000       $   7,266,000       $   5,824,000       $    (181,000)
                                   =============       =============       =============       =============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

8.       SHAREHOLDER'S EQUITY (Continued)

         For a life insurance company domiciled in the State of New York, no dividend may be distributed to any shareholder unless notice of the domestic insurer's intention to declare such dividend and the amount have been filed with the Superintendent of Insurance not less than 30 days in advance of such proposed declaration, or if the Superintendent disapproves the distribution of the dividend within the 30-day period. No dividends were paid in the three months ended December 31, 1998 or the fiscal years ended 1998, 1997 or 1996.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the year ended year ended December 31, 1998 was $16,263,000. The statutory net income for the nine months ended September 30, 1998 was $15,170,000. The statutory net income for the year ended December 31, 1997 was $18,390,000 and the statutory net income for the year ended December 31, 1996 was $9,989,000. The Company's statutory capital and surplus was $96,474,000 at December 31, 1998, $94,239,000 at September 30,
         1998, $83,861,000 at September 30, 1997 and $77,929,000 at September
         30, 1996.

9.       INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:

                                  Net realized
                                   Investment
                                 Gains (Losses)       Operations            Total
                                 --------------      ------------       ------------
December 31, 1998:

Currently payable                 $  1,165,000       $     45,000       $  1,210,000
Deferred                              (595,000)         1,576,000            981,000
                                  ------------       ------------       ------------

    Total income tax expense      $    570,000       $  1,621,000       $  2,191,000
                                  ============       ============       ============

September 30, 1998:

Currently payable                 $  2,711,000       $  9,784,000       $ 12,495,000
Deferred                              (515,000)           126,000           (389,000)
                                  ------------       ------------       ------------

    Total income tax expense      $  2,196,000       $  9,910,000       $ 12,106,000
                                  ============       ============       ============

September 30, 1997:

Currently payable                 $  1,790,000       $  2,899,000       $  4,689,000
Deferred                               (11,000)           412,000            401,000
                                  ------------       ------------       ------------

    Total income tax expense      $  1,779,000       $  3,311,000       $  5,090,000
                                  ============       ============       ============

September 30, 1996:

Currently payable                 $   (121,000)      $   (171,000)      $   (292,000)
Deferred                              (105,000)           845,000            740,000
                                  ------------       ------------       ------------

    Total income tax expense      $   (226,000)      $    674,000       $    448,000
                                  ============       ============       ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.       INCOME TAXES (Continued)

         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                                     Years Ended September 30,
                                  Three Months Ended     --------------------------------------------------
                                   December 31, 1998        1998               1997                 1996
                                  ------------------     -----------        -----------         -----------
Amount computed at
    statutory rate                    $ 1,949,000        $10,024,000        $ 4,880,000         $   410,000
Increases (decreases)
    resulting from:
       Amortization of
          differences between
          between book and tax
          bases of net assets
          acquired                          5,000             20,000             20,000              20,000
       State income taxes,
          net of federal tax
          benefit                         237,000          2,042,000            200,000              25,000
       Other, net                            --               20,000            (10,000)             (7,000)
                                      -----------        -----------        -----------         -----------

       Total income tax
          expense                     $ 2,191,000        $12,106,000        $ 5,090,000         $   448,000
                                      ===========        ===========        ===========         ===========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.       INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                         Years Ended September 30,
                                   December 31,       -------------------------------
                                       1998               1998                1997
                                   ------------       ------------       ------------
DEFERRED TAX LIABILITIES:
Investments                        $  1,517,000       $  1,782,000       $    891,000
Deferred acquisition costs           29,018,000         29,505,000         30,144,000
Net unrealized gains on debt
    and equity securities
    available for sale                1,347,000          3,912,000          3,136,000
Other liabilities                        46,000             46,000            125,000
                                   ------------       ------------       ------------

    Total deferred tax
       liabilities                   31,928,000         35,245,000         34,296,000
                                   ------------       ------------       ------------

DEFERRED TAX ASSETS:
Contractholder reserves             (18,550,000)       (18,535,000)       (26,202,000)
State income taxes                      (79,000)           (79,000)           (80,000)
Other assets                         (9,507,000)       (11,260,000)        (3,030,000)
                                   ------------       ------------       ------------

    Total deferred tax assets       (28,136,000)       (29,874,000)       (29,312,000)
                                   ------------       ------------       ------------

    Deferred income taxes          $  3,792,000       $  5,371,000       $  4,984,000
                                   ============       ============       ============

10.      ADOPTION OF NEW ACCOUNTING STANDARD

         Effective October 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. The adoption of SFAS 130 did not have an impact on the Company's results of operations, financial condition or liquidity. Comprehensive income amounts for the prior year are disclosed to conform to the current year's presentation.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.      ADOPTION OF NEW ACCOUNTING STANDARD (Continued)

         The before tax, after tax, and tax (expense) benefit amounts for each component of the (decrease) increase in unrealized gains on bonds and notes available for sale for both the current and prior periods are summarized below:

                                                              Tax Benefit
                                            Before Tax         (Expense)          Net of Tax
                                           ------------       ------------       ------------
Three months ended December 31, 1998:

Net unrealized losses on debt
    and equity securities available
    for sale identified in the
    current period                         $(17,664,000)      $  6,182,000       $(11,482,000)

Increase in deferred acquisition
    cost adjustment identified in
    the current period                       11,367,000         (3,979,000)         7,388,000
                                           ------------       ------------       ------------

Subtotal                                     (6,297,000)         2,203,000         (4,094,000)
                                           ------------       ------------       ------------

Reclassification adjustment for:
    Net realized gains included
       in net income                         (3,752,000)         1,314,000         (2,438,000)
Related change in deferred
       acquisition costs                      2,733,000           (957,000)         1,776,000
                                           ------------       ------------       ------------
    Total reclassification
       adjustment                            (1,019,000)           357,000           (662,000)
                                           ------------       ------------       ------------

Total other comprehensive loss             $ (7,316,000)      $  2,560,000       $ (4,756,000)
                                           ============       ============       ============

Fiscal Year ended September 30, 1998:

Net unrealized gains on debt
    and equity securities available
    for sale identified in the
    current period                         $ 17,664,000       $ (6,182,000)      $ 11,482,000

Increase in deferred acquisition
    cost adjustment identified in
    the current period                      (11,732,000)         4,106,000         (7,626,000)
                                           ------------       ------------       ------------

Subtotal                                      5,932,000         (2,076,000)         3,856,000
                                           ------------       ------------       ------------

Reclassification adjustment for:
    Net realized gains included
       in net income                        (16,646,000)         5,826,000        (10,820,000)

Related change in deferred
       acquisition costs                     12,932,000         (4,526,000)         8,406,000
                                           ------------       ------------       ------------
    Total reclassification
       adjustment                            (3,714,000)         1,300,000         (2,414,000)
                                           ------------       ------------       ------------

Total other comprehensive income           $  2,218,000       $   (776,000)      $  1,442,000
                                           ============       ============       ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.      COMPREHENSIVE INCOME (Continued)

                                                              Tax Benefit
                                            Before Tax         (Expense)          Net of Tax
                                           ------------       ------------       ------------
Fiscal Year ended September 30, 1997:

Net unrealized gains on debt
    and equity securities available
    for sale identified in the
    current period                         $ 45,904,000       $(16,066,000)      $ 29,838,000

Increase in deferred acquisition
    cost adjustment identified in
    the current period                      (32,720,000)        11,452,000        (21,268,000)
                                           ------------       ------------       ------------

Subtotal                                     13,184,000         (4,614,000)         8,570,000
                                           ------------       ------------       ------------

Reclassification adjustment for:
    Net realized gains included
       in net income                         (5,366,000)         1,878,000         (3,488,000)
    Related change in deferred
       acquisition costs                      1,420,000           (497,000)           923,000
                                           ------------       ------------       ------------
    Total reclassification
       adjustment                            (3,946,000)         1,381,000         (2,565,000)
                                           ------------       ------------       ------------

Total other comprehensive income           $  9,238,000       $ (3,233,000)      $  6,005,000
                                           ============       ============       ============


Fiscal Year ended September 30, 1996:

Net unrealized gains on debt
    and equity securities available
    for sale identified in the
    current period                         $    181,000       $    (63,000)      $    118,000

Increase in deferred acquisition
    cost adjustment identified in
    the current period                           27,000             (9,000)            18,000
                                           ------------       ------------       ------------

Subtotal                                        208,000            (72,000)           136,000
                                           ------------       ------------       ------------

Reclassification adjustment for:
    Net realized gains included
       in net income                            964,000           (337,000)           627,000
    Related change in deferred
       acquisition costs                       (127,000)            43,000            (84,000)
                                           ------------       ------------       ------------
    Total reclassification
       adjustment                               837,000           (294,000)           543,000
                                           ------------       ------------       ------------

Total other comprehensive income           $  1,045,000       $   (366,000)      $    679,000
                                           ============       ============       ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

11.      RELATED-PARTY MATTERS

         The Company pays commissions to six affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp., Spelman & Co. Inc. and Royal Alliance Associates, Inc. Commissions paid to these broker-dealers totaled $615,000 in the three months ended December 31, 1998, $3,855,000 in the year ended 1998, $4,486,000 in the year ended 1997, and $2,646,000 in the year ended 1996. These broker-dealers represent a significant portion of the Company's business, amounting to 33.7%, 33.0%, 38.9% and 57.9% of premiums in the three months ended December 31, 1998, and the years ended 1998, 1997 and 1996, respectively. No single unaffiliated broker-dealer was responsible for more than 30% of total premiums in the three months ended December 31, 1998 or the years ended September 30, 1998, 1997, and 1996.

         The Company paid occupancy and office services expenses to Royal Alliance Associates, Inc. totaling $15,000 for the year ended September 30, 1996. The Company paid no such charges in the three months ended December 31, 1998 or the years ended September 30, 1998 and 1997.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, whose purpose is to provide services to the Company and its affiliates. Amounts paid for such services totaled $1,631,000 for the three months ended December 31, 1998, $3,877,000 for the year ended September 30, 1998 and $2,454,000 for the year ended September 30, 1997 and $2,097,000 for the year ended September 30, 1996. The marketing component of such costs during these periods amounted to $630,000, $1,877,000, $1,223,000 and $1,082,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of these costs are included in General and Administrative Expenses in the income statement.

12.      SUBSEQUENT EVENTS

         On December 31, 1998, Anchor National Life Insurance Company ("ANLIC"), an affiliate of the Company, acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life"), via a 100% coinsurance transaction, incurring a ceding commission of $128,420,000. As part of this transaction, ANLIC received assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,317,365,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. This business was assumed from MBL Life subject to existing reinsurance ceded agreements.

         Included in the block of business acquired from MBL Life was approximately $282,947,000 of individual life business and $404,318,000 of group annuity business whose contract owners are residents of New York State (the "New York Business"). On July 1, 1999, the New York Business was acquired by the Company, via an assumption reinsurance agreement with MBL Life, which superseded the coinsurance agreement. The $128,420,000 ceding commission was allocated between the Company and its affiliate based on the estimated future gross profits of the two blocks of business. The portion allocated to the Company was $10,000,000.

                         FS VARIABLE ANNUITY ACCOUNT TWO

                                       OF

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Annuity Account Two


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Annuity Account Two, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at August 31, 1999, the results of their operations for the year then ended, and the changes in their net assets for each of the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



December 9, 1999

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 August 31, 1999

                                                                                                U.S.
                                        International   Capital     Growth and     Asset     Government     Money
                                           Equity        Growth      Income     Allocation     Income       Market
                                          Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio      TOTAL
                                        ------------------------------------------------------------------------------------------
Assets:
    Investments in Mutual Fund Variable
        Annuity Trust at market value    $ 2,106,490  $ 5,863,820  $12,193,687  $ 3,876,621  $ 2,526,639  $   970,923  $27,538,180
Liabilities                                        0            0            0            0            0            0            0
                                         -----------------------------------------------------------------------------------------
Net Assets                               $ 2,106,490  $ 5,863,820  $12,193,687  $ 3,876,621  $ 2,526,639  $   970,923  $27,538,180
                                         =========================================================================================
Accumulation units outstanding               152,295      315,810      626,277      246,051      205,669       83,823
                                         ============================================================================
Unit value of accumulation units         $     13.83  $     18.58  $     19.47  $     15.76  $     12.28  $     11.58
                                         ============================================================================



                See accompanying notes to financial statements.

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      SCHEDULE OF PORTFOLIO OF INVESTMENTS
                                August 31, 1999

                                                           Market Value         Market
Variable Accounts                         Shares            Per Share            Value               Cost
------------------------------------------------------------------------------------------------------------
International Equity Portfolio              185,449        $     11.36        $ 2,106,490        $ 1,969,357
Capital Growth Portfolio                    426,534              13.75          5,863,820          6,008,557
Growth and Income Portfolio                 965,078              12.63         12,193,687         13,250,137
Asset Allocation Portfolio                  361,626              10.72          3,876,621          4,065,891
U.S. Government Income Portfolio            265,716               9.51          2,526,639          2,591,241
Money Market Portfolio                      970,923               1.00            970,923            970,923
                                                                              ------------------------------
                                                                              $27,538,180        $28,856,106
                                                                              ==============================



                See accompanying notes to financial statements.

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 August 31, 1999


                                                                                             U.S.
                                 International    Capital     Growth and       Asset      Government      Money
                                    Equity        Growth        Income       Allocation     Income        Market
                                   Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio       TOTAL
                                 ------------------------------------------------------------------------------------------------
Investment income:
   Dividends and capital gains
     distributions                $   101,688   $   590,155   $ 1,897,987   $   364,599   $   147,627   $    40,083   $ 3,142,139
                                  -----------------------------------------------------------------------------------------------
     Total investment income          101,688       590,155     1,897,987       364,599       147,627        40,083     3,142,139
                                  -----------------------------------------------------------------------------------------------
Expenses:
   Mortality risk charge              (16,590)      (50,343)     (106,629)      (32,529)      (24,759)       (7,971)     (238,821)
   Expense risk charge                 (6,452)      (19,578)      (41,467)      (12,650)       (9,629)       (3,100)      (92,876)
   Distribution expense charge         (2,765)       (8,391)      (17,772)       (5,422)       (4,127)       (1,328)      (39,805)
                                  -----------------------------------------------------------------------------------------------
     Total expenses                   (25,807)      (78,312)     (165,868)      (50,601)      (38,515)      (12,399)     (371,502)
                                  -----------------------------------------------------------------------------------------------
Net investment income                  75,881       511,843     1,732,119       313,998       109,112        27,684     2,770,637
                                  -----------------------------------------------------------------------------------------------
Net Realized gains (losses)
  from securities transactions:
   Proceeds from shares sold          251,998     1,555,023     1,785,990       674,628     1,278,879     1,020,349     6,566,867
   Cost of shares sold               (263,510)   (1,758,973)   (1,893,223)     (689,440)   (1,261,450)   (1,020,349)   (6,886,945)
                                  -----------------------------------------------------------------------------------------------
Net realized gains (losses)
  from securities transactions        (11,512)     (203,950)     (107,233)      (14,812)       17,429             0      (320,078)
                                  -----------------------------------------------------------------------------------------------

Net unrealized appreciation
  (depreciation) of investments:
   Beginning of period               (185,357)   (1,197,656)   (1,307,367)     (187,203)      132,572             0    (2,745,011)
   End of period                      137,133      (144,737)   (1,056,450)     (189,270)      (64,602)            0    (1,317,926)
                                  -----------------------------------------------------------------------------------------------

Change in net unrealized
  appreciation/depreciation of
  investments                         322,490     1,052,919       250,917        (2,067)     (197,174)            0     1,427,085
                                  -----------------------------------------------------------------------------------------------

Increase (decrease) in net
  assets from operations          $   386,859   $ 1,360,812   $ 1,875,803   $   297,119   $   (70,633)  $    27,684   $ 3,877,644
                                  ===============================================================================================



                See accompanying notes to financial statements.

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                August 31, 1999

                                                                                              U.S.
                                   International    Capital     Growth and     Asset        Government     Money
                                      Equity        Growth        Income     Allocation      Income        Market
                                     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio       TOTAL
                                   ------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income            $     75,881  $    511,843  $  1,732,119  $    313,998  $    109,112  $     27,684  $  2,770,637
  Net realized gains (losses) from
    securities transactions             (11,512)     (203,950)     (107,233)      (14,812)       17,429             0      (320,078)
  Change in net unrealized
    appreciation/depreciation of
    investments                         322,490     1,052,919       250,917        (2,067)     (197,174)            0     1,427,085
                                   ------------------------------------------------------------------------------------------------
     Increase (decrease) in net
       assets from operations           386,859     1,360,812     1,875,803       297,119       (70,633)       27,684     3,877,644
                                   ------------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold          164,641       639,563     1,441,813       583,516       397,460       430,709     3,657,702
  Cost of units redeemed               (162,683)     (947,833)   (1,333,694)     (446,429)     (383,480)     (612,906)   (3,887,025)
  Net transfers                          38,328        60,428       453,092       566,901        (2,524)      641,369     1,757,594
                                   ------------------------------------------------------------------------------------------------
     Increase (decrease) in net
       assets from capital
       transactions                      40,286      (247,842)      561,211       703,988        11,456       459,172     1,528,271
                                   ------------------------------------------------------------------------------------------------

Increase (decrease) in net assets       427,145     1,112,970     2,437,014     1,001,107       (59,177)      486,856     5,405,915
Net assets at beginning of period     1,679,345     4,750,850     9,756,673     2,875,514     2,585,816       484,067    22,132,265
                                   ------------------------------------------------------------------------------------------------
Net assets at end of period        $  2,106,490  $  5,863,820  $ 12,193,687  $  3,876,621  $  2,526,639  $    970,923  $ 27,538,180
                                   ================================================================================================

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Units sold                               12,977        39,571        73,728        37,281        31,221        38,164
Units redeemed                          (13,045)      (55,480)      (67,250)      (27,579)      (30,291)      (53,631)
Units transferred                         2,745         2,573        20,979        35,237          (371)       56,165
                                   ----------------------------------------------------------------------------------

Increase (decrease) in units
  outstanding                             2,677       (13,336)       27,457        44,939           559        40,698
Beginning units                         149,618       329,146       598,820       201,112       205,110        43,125
                                   ----------------------------------------------------------------------------------
Ending units                            152,295       315,810       626,277       246,051       205,669        83,823
                                   ==================================================================================



                See accompanying notes to financial statements.

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                August 31, 1999

                                                                                         U.S.
                              International   Capital     Growth and      Asset       Government      Money
                                 Equity        Growth       Income      Allocation      Income        Market
                                Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio       TOTAL
                              ------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
  Net investment income       $     51,391  $    357,596  $    987,451  $    132,031  $     12,192  $     21,200  $  1,561,861
  Net realized gains
    (losses) from
    securities transactions         (3,881)        6,263        13,810         5,724        11,118             0        33,034
  Change in net unrealized
    appreciation/depreciation
    of investments                (164,899)   (1,545,748)   (2,165,103)     (271,141)      125,994             0    (4,020,897)
                              ------------------------------------------------------------------------------------------------
     Increase (decrease) in
       net assets from
       operations                 (117,389)   (1,181,889)   (1,163,842)     (133,386)      149,304        21,200    (2,426,002)
                              ------------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units
    sold                           457,182     1,644,450     3,332,374       931,326       708,425        50,422     7,124,179
  Cost of units redeemed           (98,733)     (230,618)     (560,771)     (134,267)      (81,198)      (66,231)   (1,171,818)
  Net transfers                    290,007       735,155     1,809,856       629,399     1,179,967      (184,799)    4,459,585
                              ------------------------------------------------------------------------------------------------
     Increase (decrease) in
       net assets from
       capital transactions        648,456     2,148,987     4,581,459     1,426,458     1,807,194      (200,608)   10,411,946
                              ------------------------------------------------------------------------------------------------

Increase (decrease) in net
  assets                           531,067       967,098     3,417,617     1,293,072     1,956,498      (179,408)    7,985,944
Net assets at beginning of
  period                         1,148,278     3,783,752     6,339,056     1,582,442       629,318       663,475    14,146,321
                              ------------------------------------------------------------------------------------------------
Net assets at end of period   $  1,679,345  $  4,750,850  $  9,756,673  $  2,875,514  $  2,585,816  $    484,067  $ 22,132,265
                              ================================================================================================

ANALYSIS OF INCREASE
  (DECREASE) IN UNITS
  OUTSTANDING:
Units sold                          36,149        86,857       170,998        59,494        59,136         4,797
Units redeemed                      (8,122)      (12,320)      (29,744)       (8,561)       (6,711)       (6,008)
Units transferred                   23,160        38,531        94,756        41,002        97,971       (16,897)
                              ----------------------------------------------------------------------------------

Increase (decrease) in units
  outstanding                       51,187       113,068       236,010        91,935       150,396       (18,108)
Beginning units                     98,431       216,078       362,810       109,177        54,714        61,233
                              ----------------------------------------------------------------------------------
Ending units                       149,618       329,146       598,820       201,112       205,110        43,125
                              ==================================================================================



                See accompanying notes to financial statements.

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        NOTES TO THE FINANCIAL STATEMENTS


1.      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        FS Variable Annuity Account Two of First SunAmerica Life Insurance Company (the "Separate Account") is a segregated investment account of First SunAmerica Life Insurance Company (the "Company"). The Company is an indirect wholly owned subsidiary of SunAmerica Inc. Effective January 1, 1999, SunAmerica Inc. merged with and into American International Group, Inc. in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Immediately prior to the merger, SunAmerica Inc. transferred substantially all of its net assets to its wholly owned subsidiary SunAmerica Holdings, Inc., a Delaware Corporation. On January 4, 1999, SunAmerica Holdings, Inc. changed its name to SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

        The Separate Account is composed of six variable investment portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Mutual Fund Variable Annuity Trust (the "Trust"). The Trust is a diversified, open-end investment company, which retains an investment adviser to assist in the investment activities of the Trust. The participant may elect to have investments allocated to any of five guaranteed-interest funds of the Company (the "General Account"), which are not part of the Separate Account. The financial statements include balances allocated by the participant to the six Variable Accounts and do not include balances allocated to the General Account.

        The Variable Accounts became initially available for sale on December 1, 1995. The inception dates for the six individual funds were as follows:
        December 6, 1995 for the Capital Growth and Growth and Income funds; December 22, 1995 for the International Equity, Asset Allocation, U.S. Government Income and Money Market funds. The investment objectives and policies of the six portfolios of the Trust are summarized below:

        The INTERNATIONAL EQUITY PORTFOLIO seeks total return on assets from long-term growth of capital and from income. This portfolio invests primarily in a broad selection of marketable equity securities of established foreign companies and foreign subsidiaries of U.S. companies participating in foreign economies.

        The CAPITAL GROWTH PORTFOLIO seeks long-term capital growth. This portfolio invests in a diversified selection of common stocks of domestic and foreign issuers with small to medium capitalizations.

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        NOTES TO THE FINANCIAL STATEMENTS


        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The GROWTH AND INCOME PORTFOLIO seeks long-term capital appreciation and dividend income. This portfolio invests primarily in a broad selection of domestic and foreign common stocks, particularly stocks that are judged to be undervalued by the market.

        The ASSET ALLOCATION PORTFOLIO seeks maximum total return through a combination of long-term growth of capital and current income. This portfolio invests in a diversified selection of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations, whose relative proportions may be altered from time to time, depending on the judgment of the adviser.

        The U.S. GOVERNMENT INCOME PORTFOLIO seeks monthly dividends and protection of the value of an investor's investment. This portfolio invests at least 65% of its assets in debt obligations that are backed by the U.S. government.

        The MONEY MARKET PORTFOLIO seeks maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. dollar denominated commercial paper, obligations of foreign governments, obligations issued or guaranteed by U.S. banks, and securities issued by the U.S. government, its agencies or its instrumentalities, and repurchase agreements.

        Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

        Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

2.      CHARGES AND DEDUCTIONS

        Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        NOTES TO THE FINANCIAL STATEMENTS


        CHARGES AND DEDUCTIONS (continued)

        WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. Purchase payments that are no longer subject to the withdrawal charge and not previously withdrawn and earnings in the contract may be withdrawn free of withdrawal charges at any time. In addition, there is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is the greater of earnings in the contract or 10% of the purchase payments made more than one year prior to the date of withdrawal that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

        Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to purchase payments on a first-in, first-out basis so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

        Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:

             Years since Purchase                        Applicable Withdrawal
                    Payment                                Charge Percentage
             --------------------                        ---------------------
             First                                                6%
             Second                                               6%
             Third                                                5%
             Fourth                                               4%
             Fifth                                                3%
             Sixth                                                2%
             Seventh                                              1%
             Eighth and beyond                                    0%

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        NOTES TO THE FINANCIAL STATEMENTS


        CHARGES AND DEDUCTIONS (continued)

        CONTRACT ADMINISTRATION CHARGE: An annual contract administration charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract administration charge will be assessed on each anniversary of the issue date of the contract prior to the date when annuity payments begin. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

        TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

        MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant, to waive the withdrawal charge in the event of the death of the participant and to provide a death benefit if the participant dies prior to the date annuity payments begin. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the contract administration charge.

        DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. The distribution expense charge is designed to compensate the Company for assuming the risk that the cost of distributing the contracts will exceed the revenues from the withdrawal charge.

        SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        NOTES TO THE FINANCIAL STATEMENTS


3.      INVESTMENT IN MUTUAL FUND VARIABLE ANNUITY TRUST

        The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended August 31, 1999 consist of the following:

                                              Cost of Shares       Proceeds from
        Variable Account                         Acquired           Shares Sold
        --------------------------------      --------------       -------------
        International Equity Portfolio          $  368,165          $  251,998

        Capital Growth Portfolio                 1,819,024           1,555,023

        Growth & Income Portfolio                4,079,320           1,785,990

        Asset Allocation Portfolio               1,692,614             674,628

        U.S. Government Income Portfolio         1,399,447           1,278,879

        Money Market Portfolio                   1,507,205           1,020,349


4.      FEDERAL INCOME TAXES

        The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                      PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits


(a)        Financial Statements

            The following financial statements are included in Part B of the Registration Statement:

                    Consolidated financial statements of First SunAmerica Life Insurance Company for the fiscal year ended
                    September 30, 1998

                    Transition Report for First SunAmerica Life Insurance Company covering period from October 1, 1998 -- December 31, 1998.


                    Financial Statements of FS Variable Annuity Account Two (Portion relating to the Vista Capital Advantage Variable Annuity) for the fiscal year ended August 31, 1999

(b)        Exhibits

               (1)    Resolutions Establishing Separate Account..     ***
               (2)    Custody Agreements.........................     **
               (3)    (a) Distribution Contract..................     ****
                      (b) Selling Agreement......................     ***
               (4)    Variable Annuity Contract..................     ***
               (5)    Application for Contract...................     ***

               (6)    Depositor - Corporate Documents
                      (a)    Certificate of Incorporation........     ***
                      (b)    By-Laws.............................     ***

               (7)    Reinsurance Contract.......................     **
               (5)    Fund Participation Agreement...............     ****
               (9)    Opinion of Counsel.........................     ***
                      Consent of Counsel.........................     ***
               (10)   Consent of Independent Accountants.........     *
               (11)   Financial Statements Omitted from Item 23..     **
               (12)   Initial Capitalization Agreement...........     **
               (13)   Performance Computations...................     **

               (14)   Diagram and Listing of All Persons Directly
                      or Indirectly Controlled By or Under Common
                      Control with First SunAmerica Life Insurance
                      Company, the Depositor of Registrant.......     ******

               (15)   Powers of Attorney.........................     *****


                          *   Filed Herewith
                         **   Not Applicable
                        ***   Filed on 12-24-97, Post-Effective Amendments 5
                              and 6 to this Registration Statement.
                       ****   Filed on 11-14-95, Post-Effective Amendments 1
                              and 3 to this Registration Statement.
                      *****   Filed on 12-23-96, Post-Effective Amendments 3
                              and 5 of this Registration Statement.
                     ******   Filed on October 21, 1999, Post-Effective
                              Amendments 7 and 8 to this Registration Statement

Item 25.  Directors and Officers of the Depositor

           The officers and directors of First SunAmerica Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

Name                               Position
----                               --------
Eli Broad                          Chairman, President and Chief Executive Officer
Jay S. Wintrob                     Director and Executive Vice President
Marc Gamsin                        Director and Senior Vice President
Tom Baxter(l)                      Director
Vicki Marmorstein(2)               Director
Debbie Potash-Turner(3)            Director
Richard D. Rohr(4)                 Director
Margery K. Neale (5)               Director
Lester Pollack(6)                  Director
Peter McMillan                     Director
Jana W. Greer                      Director and Senior Vice President

James R. Belardi                    Director and Senior Vice
                                    President
Susan L. Harris                     Director, Senior Vice
                                    President and Secretary
Scott L. Robinson                   Director, Senior Vice
                                    President and Treasurer
N. Scott Gillis                     Senior Vice President and
                                    Controller
Edwin R. Raquel                     Senior Vice President and
                                    Chief Actuary
Scott H. Richland                   Vice President
Greg Outcalt                        Vice President
David Bechtel                       Vice President and Assistant Treasurer
P. Daniel Demko                     Vice President
Kevin J. Hart                       Vice President

----------------

(1)        400 S. Hope St., 15th Floor, Los Angeles, California 90071

(2)        633 W. Fifth St., Suite 400, Los Angeles, California 90071

(3)        733 Third Avenue, Third Floor, New York, New York 10017

(4)        100 Renaissance Center, 34th Floor, Detroit, Michigan 48243

(5)        919 Third Avenue, New York, New York 10022-9998

(6)        One Rockefeller Plaza, Suite 1025, New York, New York 10020


Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant


           The Registrant is a separate account of First SunAmerica Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly of indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 of the Initial Registration Statement of Variable Annuity Account Seven and Anchor National Life Insurance Company (File Nos. 333-65965 and 811-09003)(N-4) and (333-65953)(S-1), which is incorporated herein by reference. As of January 4, 1999, First SunAmerica became an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787 filed March 31, 1999.


Item 27.    Number of Contract Owners

           As of August 31, 1999, there were 361 owners of Qualified Contracts and 587 owners of Non-qualified Contracts.

Item 28.  Indemnification

           None.

Item 29.    Principal Underwriter

           Vista Fund Distributors, Inc. serves as distributor to the Registrant.

           Its principal business address is One Chase Manhattan Plaza, New York, New York 10081. The following are the directors and officers of Vista Fund Distributors, Inc.

        Name                        Position with Distributor
        ----                        -------------------------
        Lynn J. Mangum              Chairman
        Richard Baxt                President
        Lee W. Schultheis           Senior Vice President
        William J. Tomko            Senior Vice President
        Michael Burns               Vice President/Compliance
        Kevin Dell                  Secretary
        Robert Tuch                 Assistant Secretary
        Dennis R. Sheehan           Executive Vice President/Treasurer


              Net Distribution  Compensation on
Name of       Discounts and     Redemption or     Brokerage
Distributor   Commissions       Annuitization     Commissions   Commissions*
-----------   -------------     -------------     -----------   -----------
Vista Fund       None           None               None         None
Distributors,
Inc.

--------------------
*Distribution fee is paid by First SunAmerica Life Insurance Company.

Item 30.  Location of Accounts and Records

           First SunAmerica Life Insurance Company, the Depositor for the Registrant, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Vista Fund Distributors, Inc., the distributor of the Contracts, is located at 101 Park Avenue, New York, New York 10178. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

           State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

Item 31.  Management Services

           Not Applicable.

Item 32.  Undertakings

           Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.



Item 33.  Representation

a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

b) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


           As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 22nd day of December, 1999.


                                  FS VARIABLE ANNUITY ACCOUNT TWO
                                          (Registrant)

                                  By:   FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                          (Depositor)

                                  By:   /s/ JAY S. WINTROB
                                        ---------------------------------------
                                          Jay S. Wintrob
                                          Executive Vice President

                                  By: FIRST SUNAMERICA LIFE INSURANCE COMPANY (Depositor, on behalf of itself and
                                         Registrant)

                                  By:   /s/ JAY S. WINTROB
                                        ---------------------------------------
                                          Jay S. Wintrob
                                          Executive Vice President

           As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE             TITLE                      DATE
                      ---------             -----                      ----
               ELI BROAD*             President, Chief Executive
               ---------------------  Officer, & Chairman of Board
               Eli Broad              (Principal Executive Officer)

               SCOTT L. ROBINSON*     Senior Vice President,
               ---------------------  Treasurer & Director
               Scott L. Robinson      (Principal Financial Officer)

               N. SCOTT GILLIS*       Senior Vice President &
               ---------------------  Controller
               N. Scott Gillis        (Principal Accounting Officer)

               JAMES R. BELARDI*            Director
               ---------------------
               James R. Belardi

               DAVID W. FERGUSON*           Director
               ---------------------
               David W. Ferguson

               JANA W. GREER*               Director
               ---------------------
               Jana W. Greer

               THOMAS A. HARNETT*           Director
               ---------------------
               Thomas A. Harnett

               /s/ SUSAN L. HARRIS          Director                  December 22, 1999
               ---------------------
               Susan L. Harris

               PETER MCMILLAN*              Director
               ---------------------
               Peter McMillan

               MARGERY K. NEALE*            Director
               ---------------------
               Margery K. Neale



               LESTER POLLACK*              Director
               ---------------------
               Lester Pollack


               RICHARD D. ROHR*             Director
               ---------------------
               Richard D. Rohr


               JAY S. WINTROB*              Director
               ---------------------
               Jay S. Wintrob


               *By: /s/ SUSAN L. HARRIS     Attorney-in-Fact
                  -------------------
                  Susan L. Harris


Date:   December 22, 1999

                      EXHIBIT INDEX



Exhibit        Description
-------        -----------
(10)           Consent of Independent Accountants